SAMCO FUNDS, INC.

       SAMCO AGGREGATE FIXED INCOME FUND CLASS A SHARES

     Samco INTERMEDIATE FIXED INCOME FUND CLASS A SHARES






The SAMCO Aggregate Fixed Income Fund (the "Fixed Income Fund") and the SAMCO Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund") are non-diversified investment portfolios of SAMCO Funds, Inc. an open-end management investment company (the "Fund").



The  Securities  and  Exchange   Commission  has  not approved  or disapproved
these securities or passed upon the adequacy of this propectus. Any representation to the contrary is a criminal offense.
committing a crime.



             The date of this Prospectus is dated June 14, 1999







                         TABLE OF CONTENTS
                                                                      PAGE
    RISK/RETURN SUMMARY                                                 1
            FIXED INCOME FUND                                           1
            INTERMEDIATE FIXED INCOME FUND                              2
    PRINCIPAL INVESTMENT RISKS                                          3
    RISK/RETURN BAR CHARTS AND TABLES                                   4
            RISK/RETURN SUMMARY: FEE TABLE                              4
    FUND MANAGEMENT                                                     5
    PURCHASE OF SHARES                                                  7
    REDEMPTION OF SHARES                                                7
    ADDITIONAL INFORMATION                                              8
    DESCRIPTION OF INVESTMENTS                                          9
    INVESTMENT LIMITATIONS                                              12
    FINANCIAL HIGHLIGHTS                                                13



                 RISK/RETURN SUMMARY

         The following is a summary of certain key information about each of the Fund's Portfolios, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the allowable investment strategies, allowable investments and their associated risks will follow.

                  FIXED INCOME FUND

Investment Objective: The Fixed Income Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the broad U.S. investment grade bond market as measured by the Lehman Brothers Aggregate Bond Index (the "LBA Benchmark").

Principal Investment Strategies: The Fixed Income Fund seeks to achieve its objective through superior selection and emphasis on current income while maintaining a duration neutral position. A duration neutral position means that the investment adviser of the Fixed Income Fund does not take a duration position against the LBA Benchmark. Duration measures the expected life of a debt security on a present value basis. The present duration of the LBA Benchmark is 4.7 years. At least 65% of the Fixed Income Fund's total assets will be invested in the broad universe of available U.S. dollar fixed income securities.



         Investment Management Approach:
         Seix Investment Advisors Inc. (the
         "Investment Adviser") will manage
         the Fixed Income Fund based on its
         fixed income approach which is
         founded upon four cornerstones:
1. Targeted Duration: The Fixed Income Fund will be managed with a duration that is close to the duration of the LBA Benchmark. Value is added through sector and security management.
2. Yield Tilt: Although the Fixed Income Fund is managed on a total return basis, a premium is placed on income. Income is considered the most powerful contributor to fixed income returns. Non-Treasury sectors generally play a dominant role in the Fixed Income Fund.
3.       Comprehensive  Sector  Construction:
         Sector allocation is generally determined through a research driven process, depending on value areas within the fixed income market. Since the Fixed Income Fund does not take a duration position, the Investment Adviser allows larger than average allocations to different sectors. The Fixed Income Fund will usually maintain an overweighting in obligations of domestic or foreign corporations and an underweighting of United States Treasury securities, giving the Fixed Income Fund potentially higher income than the LBA Benchmark with accompanying risk.


4. Proprietary Analytics: Because of the growing complexity of the bond market, the Investment Adviser believes that the use of financial investment techniques which it developed internally is key to identifying value and to adequately controlling risk.

         Credit Quality: The Fixed Income Fund may only invest in investment grade securities that are those rated by one or more nationally recognized statistical rating organizations (NRSROs) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), Duff & Phelps Credit Rating Co. ("Duff & Phelps"), or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). If the security is unrated, it must meet, in the judgement of the Investment Adviser, the above minimum credit quality standards.

         Principal Investments: The Fixed Income Fund will principally invest in the following securities: obligations issued or guaranteed by the United States Government, obligations of domestic or foreign corporations or other entities, obligations of domestic or foreign banks, mortgage-and-asset backed securities, obligations backed by the full faith and credit of the United States, and obligations issued or guaranteed by United States Government agencies, Government-Sponsored Enterprises (GSE's) or instrumentalities where the Fixed Income Fund must look principally to the issuing or guaranteeing agency for ultimate repayment.

Principal Risks: A loss of money on your investment in the Fixed Income Fund, or the underperformance of the Fixed Income Fund relative to other investments could occur due to certain risks. These include: interest rate risk, credit risk, prepayment risk, and non-diversification risk.








           INTERMEDIATE FIXED INCOME FUND

Investment Objective: The Intermediate Fixed Income Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the intermediate portion of the broad U.S. investment grade bond market as measured by the Lehman Brothers Intermediate Government Corporate Index (the "LBI Benchmark").

Principal Investment Strategies: The Intermediate Fixed Income Fund seeks to achieve its objective through superior selection and emphasis on current income while maintaining a duration neutral position. A duration neutral position means that the investment adviser of the Intermediate Fixed Income Fund does not take a duration position against the LBI Benchmark. Duration measures the expected life of a debt security on a present value basis. The present duration of the LBI Benchmark is 3.4 years. At least 65% of the Intermediate Fixed Income Fund's total assets will be invested in the broad universe of available U.S. dollar fixed income securities.



         Investment Management Approach:
         The Investment Adviser will manage the Intermediate Fixed Income Fund based on its fixed income approach which is founded upon four cornerstones:
1. Targeted Duration: The Intermediate Fixed Income Fund will be managed with a duration that is close to the duration of the LBI Benchmark. Value is added through sector and security management.

2.       Yield Tilt:  Although the Intermediate  Fixed Income Fund is managed on a total return basis, a premium is placed on income. Income is considered the most powerful contributor to fixed income returns. Non-Treasury sectors generally play a dominant role in the Intermediate Fixed Income Fund.
 3.      Comprehensive  Sector  Construction:   Sector
         allocation is generally determined through a research driven process, depending on value areas within the fixed income market. Since the Intermediate Fixed Income Fund does not incur any duration risk, the Investment Adviser allows larger than average allocations to different sectors. The Intermediate Fixed Income Fund will usually maintain an overweighting in obligations of domestic or foreign corporations and an underweighting of United States Treasury securities, giving the Intermediate Fixed Income Fund potentially higher income than the LBI Benchmark with accompanying risk.
4.       Proprietary Analytics:  Because of
         the growing complexity of the bond market, the firm believes that the use of financial investment techniques which it developed internally is key to identifying value and to adequately controlling risk.


         Credit Quality: The Fixed Income Fund may only invest in investment grade securities that are those rated by one or more nationally recognized statistical rating organizations (NRSROs) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), Duff & Phelps Credit Rating Co. ("Duff & Phelps"), or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). If the security is unrated, it must meet, in the judgement of the Investment Adviser, the above minimum credit quality standards.

         Principal Investments: The Intermediate Fixed Income Fund will principally invest in the following securities: obligations issued or guaranteed by the United States Government, obligations of domestic or foreign corporations or other entities, obligations of domestic or foreign banks, mortgage-and-asset backed securities, obligations backed by the full faith and credit of the United States, and obligations issued or guaranteed by United States Government agencies, Government-Sponsored Enterprises (GSE's) or instrumentalities where the Intermediate Fixed Income Fund must look principally to the issuing or guaranteeing agency for ultimate repayment.

Principal Risks: A loss of money on your investment in the Intermediate Fixed Income Fund, or the underperformance of the Intermediate Fixed Income Fund relative to other investments could occur due to certain risks. These include: interest rate risk, credit risk, prepayment risk, and non-diversification risk.

             PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose on an investment or that it will not earn as much as you expect. In general, the greater the risk, the greater the possibility of losing money. The possibility exists that investment decisions of portfolio managers of the Fund will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.

The risks associated with each Portfolio depend on its investment strategy and the types of securities it holds. The specific risks affecting each Portfolio will be indicated in the individual portfolio descriptions in this prospectus. General risks associated with each Portfolio's investment policies and strategies are as follows:

Banking industry     Investing in bank  obligations  will expose an investor to risks  associated with the banking industry
risk:                such as interest rate and credit risks.

Credit risk: The risk that a security issuer or a counterparty to a contract will default or not be able to honor a financial obligation.

Interest rate Bond prices fluctuate with changing interest rates and vary inversely with market interest rates. In risk: general, bonds increase in value when interest rates fall and decrease in value when interest rates rise. Further, for a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds.

Market risk: The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issuer, entire industry or the market as a whole.

Non-diversification
risk:                 A portfolio is diversified when it spreads investment
                     risk by placing assets among a large number of investments.
                      A non-diversified portfolio concentrates its assets among fewer securities. Non-diversification can intensify risk should a particular investment suffer from adverse market conditions.

Prepayment           risk:  Investing in mortgage-backed  and other asset-backed securities carries risks of faster or slower than expected prepayment of principal which affect the duration and return of the securities.


          POTENTIAL Year 2000 risk

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be affected adversely if the computer systems used by the Investment Advisor, Administrator and/or other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem" ("Y2K Problem"). The advisor and administrator are taking steps that they believe are reasonably designed to address the Y2K Problem with respect to their computer systems and in obtaining reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund, nor can there be any assurance that the Y2K Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally. Foreign companies may have greater exposure to the Y2K Problem than U.S. companies due to less sophisticated testing procedures.


     RISK/RETURN BAR CHARTS AND TABLES
(Class A Shares of the Fixed Income Fund Indicated)

The bar chart and table shown below indicate the risks of investing in the Fixed Income Fund. The bar chart shows changes in the yearly performance of the Fixed Income Fund as compared to a selected broad based index. The past performance of the Fixed Income Fund does not necessarily indicate how it will perform in the future.

During the 1 year period shown in the Fixed Income Fund's bar chart, the highest quarterly return was 3.181% (quarter ending 9/30/98) and the lowest quarterly return was 0.586% (quarter ending 12/31/98).

The Fixed Income Fund's total return for the period from 1/1/99 to 3/31/99 was _0.098%.





----------------------------------------------- ------------------------- ---------------------------- ------------------------
    Average Annual Total Returns (for the             Past 1 Year                Past 5 Years             Since Inception*
      period(s) ended December 31, 1998)
----------------------------------------------- ------------------------- ---------------------------- ------------------------
----------------------------------------------- ------------------------- ---------------------------- ------------------------

----------------------------------------------- ------------------------- ---------------------------- ------------------------
----------------------------------------------- ------------------------- ---------------------------- ------------------------
SAMCO Aggregate Fixed Income Fund**             7.82%                     N/A                          8.01%
----------------------------------------------- ------------------------- ---------------------------- ------------------------
----------------------------------------------- ------------------------- ---------------------------- ------------------------
Lehman Brothers Aggregate Bond Index            8.67%                     N/A                          8.91%
----------------------------------------------- ------------------------- ---------------------------- ------------------------


* Date of Inception: 12/30/1997
** The name of the Portfolio was changed on June
10, 1999 by the Board of Directors from SAMCO Fixed Income Portfolio to SAMCO Aggregate Fixed Income Fund.

We have not included the performance
returns of the Intermediate Fixed Income
Fund since it has not commenced investment operations yet.

       RISK/RETURN SUMMARY: FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of each of the Portfolios of the Fund.


---------------------------------------------------------------- ------------------------ -------------------------------------
Shareholder Fees                                                 Fixed Income Fund        Intermediate Fixed Income Fund
(Fees Paid Directly From Your Investment)
---------------------------------------------------------------- ------------------------ -------------------------------------
Sales Loads                                                      None                     None
Redemption Fees                                                  None                     None
Exchange Fee                                                     None                     None
Annual Fund Operating Expenses
(Fees Paid From Fund Assets)
Management Fees                                                  0.25%                     0.25%
Other Expenses (a)                                               0.78%                     0.55%
Total Annual Fund Operating Expenses (b)                         1.03%                     0.80% (c)
---------------------------------------------------------------- ------------------------ -------------------------------------


(a)  Other  Expenses   include  fees  for   shareholder   services,   custodial,
administration,   dividend  disbursing  and  transfer  agency  fees,  legal  and accounting fees, printing costs and registration fees.

(b) The Investment Adviser and Administrator have voluntarily agreed to limit the total expenses of the Fixed Income Fund and Intermediate Fixed Income Fund (excluding interest, taxes, brokerage and extraordinary expenses) to annual rates of 0.45% of their average daily net assets for an indefinite time period. There is no specific time period for how long the voluntary expense limitations will last, and such waivers may be cancelled at any time. As long as these temporary expense limitations continue, it may lower the Fixed Income Fund and Intermediate Fixed Income Fund's expenses and increase their total returns. In the event the Investment Adviser and Administrator remove such expense caps, the Fixed Income Fund and Intermediate Fixed Income Fund's expenses may increase and their total returns may be reduced depending on their total assets. For the fiscal year ended October 31, 1998, the Investment Adviser and Administrator waived fees in the amount of 0.58% in the Fixed Income Fund.

(c) As the Intermediate Fixed Income Fund has not commenced investment operations, these expenses are estimates based upon the expected expenses that the Intermediate Fixed Income Fund would incur in the current fiscal year.


Example. This example is intended to help you compare the cost of investing in each of the Portfolios of the Fund with the cost of investing in other mutual funds.

The example assumes that:
o You invest $10,000 in the Portfolio for the time periods indicated; o Your investment has a 5% return each year; and o The Portfolio's operating expenses remain the same.

The results apply whether or not you redeem your investment at the end of each period. Although your costs may be higher or lower, based on these assumptions your costs would be:





----------------------------------- ------------------------- ---------------------------------------
                                       Fixed Income Fund          Intermediate Fixed Income Fund
----------------------------------- ------------------------- ---------------------------------------
1 Year                                        $105                             $82
3 Years                                       $328                             $255
5 Years                                       $569
10 Years                                     $1,259
----------------------------------- ------------------------- ---------------------------------------

                                                  FUND MANAGEMENT

Board of Directors

The  Board  of   Directors  of  the  Company
consists   of  five   individuals   who  are
responsible  for the overall  supervision of
the  operations  of the Fund and perform the
various  duties  imposed on the directors of
investment  companies  by the 1940 Act.  The
Fund's  Directors are Christina  Seix,  John
G. Talty,  Peter J. Bourke,  John E. Manley,
Sr.,   and  John  R.   O'Brien.   Additional
information  about  the  Directors  and  the
Fund's  executive  officers  may be found in
the  Statement  of  Additional   Information
under  the   heading   "Management   of  the
Fund."

Investment Adviser
          .
Seix Investment Advisors Inc., established in 1992, is a registered investment adviser that specializes in professional fixed income management for corporations, public funds, endowments, foundations and hospitals. The Investment Adviser currently has approximately $3.7 billion in assets under management. The Investment Adviser is located at 300 Tice Boulevard, Woodcliff Lake, N.J. 07675. Seix Investment Advisors Inc. acts as the investment adviser to the Fund and provides the Fund with management and investment advisory services. The advisory agreement with the Investment Adviser provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement.




Payment of Fund Expenses

Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser a monthly advisory fee. This advisory fee is calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month:

---------------------------------------- -------------
Fund Name                                Rate
---------------------------------------- -------------
---------------------------------------- -------------
Fixed Income Fund                        0.25%
---------------------------------------- -------------
---------------------------------------- -------------
Intermediate Fixed Income Fund           0.25%
---------------------------------------- -------------

For the period beginning December 30, 1997 to October 31, 1998, the amount of advisory fees (net of waivers and reimbursements) paid by the Fixed Income Fund was $ 44,287. Due to its inactive status, no advisory fees were incurred by the Intermediate Fixed Income Fund for the period ended October 31, 1998.


Portfolio Managers

The Fund will be managed using a team approach with all of the portfolio managers listed below contributing investment expertise in their respective areas.

Christina Seix, CFA, Chairman, CEO & Chief Investment Officer Formerly, Chairman & CEO, Head of Investment Policy, MacKay-Shields Total Investment Experience: 24 years BA, Fordham University, Mathematics; MA, SUNY, Mathematics


John Talty, CFA, President & Senior
Portfolio Manager
Formerly, Chief Fixed Income Strategist,
J.P. Morgan Securities
Total Investment Experience: 16 years
B.A., Connecticut College, Economics, Phi
Beta Kappa, Magna Cum Laude

Barbara Hoffmann, Managing Director and
Senior Portfolio Manager
Formerly, Senior Portfolio Manager,
MetLife Investment Management Co.
Total Investment Experience: 18 years
BS, University of Maine,
Education/Mathematics

Michael McEachern, CFA, Director and
Senior Portfolio Manager
Formerly, Vice President, Fixed Income,
American General Corp.
Total Investment Experience: 13 years
BA, University of California, Operations
Research; MBA, Rice University,
Accounting/Public Administration

Joseph Calabrese, Director and Senior
Portfolio Manager
Formerly, Director, Fixed Income, MetLife
Insurance Company
Total Investment Experience: 10 years
BS, New Jersey Institute of Technology,
Industrial Engineering; MBA, New York
University, Finance

                                                Purchase Of Shares

         There is no sales charge imposed by the Fund. The minimum initial investment in the Class A shares of each Portfolio in the Fund is $1,000,000. The minimum investment may be waived at any time at the discretion of the investment adviser. Additional purchases may be of any amount.

         The offering of shares of the Fund is continuous and purchases of shares of the Fund may be made Monday through Friday, except for the holidays declared by the Federal Reserve Banks of New York or Boston (a "Business Day"). At the present time, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas. The Fund's shares are offered at a public offering price equal to the net asset value next determined after receipt of a purchase order.



         In order to purchase shares on a particular Business Day, subject to the offering dates described above, a purchaser must submit a completed Account Application Form (and other required documents) and call the Investors Capital Services, Inc., a branch office of the Distributor at (800) 762-4848, or within the City of New York, (212) 332-5211 prior to 4:00 p.m. Eastern time to inform the Fund of the incoming wire transfer. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification on a non-business day, or after 4:00 p.m. Eastern time, or if Federal funds are received by the Transfer Agent after 4:00 p.m. Eastern time, such purchase order shall be deemed received as of the next business day. Shares purchased will begin accruing dividends on the day Federal funds are received.



         Purchases of shares must be made by wire transfer of Federal funds. Please note that the shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions for purchasing shares of the Fund are:

                 Investors Bank & Trust Company
                           Boston, MA
                        ABA # 011-001-438
                         Acct: 303030303
                    Benf: (name of Portfolio)
              F/F/C (Shareholder's Account at Fund)

                      Redemption Of Shares

         The Fund will redeem all full and fractional shares of each Portfolio in the Fund upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective on the date of receipt. If such notice of redemption is received by the Transfer Agent after 4:00 p.m. Eastern time, the redemption of the shareholder shall be effective on the following Business Day. Payment will ordinarily be made by wire on the next Business Day but within no more than seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

         There is no charge imposed by the Fund to redeem shares of the Fund; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Fund.

         To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

         A shareholder may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

         A shareholder  may request  redemption by calling the Transfer Agent at
(800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund and the Transfer Agent may employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

                      ADDITIONAL INFORMATION

Dividends and Distributions

         Dividends are automatically reinvested in additional Class A shares of the Fund on the last day of each month at the net asset value per share on the last Business Day of that month unless shareholders indicate their desire to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. In the event that the Fund realizes net long-term capital gains (i.e., with respect to assets held more than 18 months), it will distribute them at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such long-term capital gains in additional shares of the Fund at the net asset value on the date the distribution is declared.

         The net investment income (including accrued but unpaid interest and amortization of original issue and market discount or premium) of the Fund will be declared as a dividend payable monthly to shareholders of record as of the last Business Day of each month. The Fund will also declare, to the extent necessary, a net short-term capital gain dividend once per year. Dividends are paid on the first Business Day of the month.

Determination of Net Asset Value

         The net asset value per share of the Fund is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day the Fund is open. The net asset value per share of each class of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including any accrued expenses that are specific to that class) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

     The following methods are used to calculate the value of the Fund's assets:
(1) all portfolio securities for which over-the-counter market quotations are readily available (including asset-backed securities) are valued at the latest bid price; (2) deposits and repurchase agreements are valued at their cost plus accrued interest unless the Investment Adviser determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets; and (3) the value of other assets will be determined in good faith by the Investment Adviser at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. The procedures establish guidelines for the Board to follow in pricing securities in the Fund for which market quotations are not readily available. These securities will be priced by the Fund's Pricing Committee and then reported to the Board seeking ratification of the price by the Board at its next quarterly meeting.

Taxes

         The following discussion is only a brief summary of some of the important tax considerations affecting each Portfolio of the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.










         Distributions paid by a Portfolio of the Fund from net investment income are designated by the Portfolio as "ordinary income dividends" and, whether paid in cash or reinvested in additional shares, will be taxable to the Portfolio's shareholders that are otherwise subject to tax as ordinary income. Distributions made from a Portfolio's net capital gain which are designated by the Portfolio as "capital gains dividends" are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned the Portfolio's shares. Each Portfolio of the Fund expects that its distributions will represent primarily ordinary income to shareholders. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the net asset value of the additional shares on the date of such a distribution. Each shareholder will receive an annual statement detailing the tax status of Portfolio distributions for each year.





         Gain or loss, if any, recognized on the sale or other disposition of shares of a Portfolio of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than 1 year . A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

          Dividends and distributions by a Portfolio of the Fund are generally taxable to the shareholders at the time the dividend or distribution is made. Any dividend declared in October, November or December of any year, however, that is payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders and paid by a Portfolio of the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

          A Portfolio of the Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Portfolio of the Fund with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Portfolio of the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.



         DESCRIPTION OF INVESTMENTS

         Each Portfolio of the Fund may invest in the securities defined below in accordance with their listing of allowable investments and any quality or policy constraints.

Agencies

         The Fund may invest in agencies which are securities that are not guaranteed by the United States Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.

Bank Obligations

         The Fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The Fund will not concentrate more than 25% of its total assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by United States (domestic) banks; United States branches of foreign banks, if such branches are subject to the same regulations as United States banks; and foreign branches of United States banks, if the Investment Adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the United States parent bank, in that the United States parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments. Bank obligations entail varying amounts of interest rate and credit risk, with the lowest-rated and longest-dated bank obligations entailing the greatest risk of loss to the Fund.

CMOs--Collateralized Mortgage Obligations

         The Fund may purchase collateralized mortgage obligations which are derivatives that are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Corporates

         The Fund may invest in corporates which are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Fund will buy corporates subject to any quality constraints. If a security held by the Fund is downgraded, the Fund may retain the security if the Investment Adviser deems retention of the security to be in the best interests of the Fund.

Floaters

         Floaters--Floating and Variable Rate Obligations are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.


Foreign  Government  and  International  and
Supranational Agency Debt Securities

         The Fund may purchase U.S. dollar denominated debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies, and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities.

Investment Grade Debt Securities

         The Fund may invest in investment grade securities that are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's, Fitch, Duff & Phelps, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Investment Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Fund) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Investment Adviser to be investment grade quality. The Investment Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Fund. The Fund may hold unrated securities if the Investment Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

Mortgage-Backed Securities and Asset-Backed Debt Securities

         Mortgage-backed debt securities are secured or backed by mortgages or other mortgage-related assets. Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Other asset-backed securities are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and are issued by such institutions as finance companies, finance subsidiaries of industrial companies, and investment banks. The Fund will purchase only asset-backed securities that the Investment Adviser determines to be liquid. The Fund will not purchase mortgage backed or asset-backed securities that do not meet the above minimum credit standards.

         An important feature of mortgage-and asset-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. If an asset-backed security is purchased at a premium to par, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. It should also be noted that these securities may not have any security interest in the underlying assets, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Municipal Debt Securities

The Fund may, from time to time, purchase municipal debt securities when, in the Investment Adviser's opinion, such instruments will provide a greater return than taxable instruments of comparable quality. It is not anticipated that such securities will ever represent a significant portion of the Fund's assets. Fund distributions that are derived from interest on municipal debt securities will be taxable to shareholders in the same manner as distributions derived from taxable debt securities.

Preferred Stock

         The Fund may invest in preferred stock which is non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

Repurchase Agreements
         Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the Fund to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Investment Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

When-lssued    and    Forward     Commitment
Securities

         The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take more than a month after the date of the purchase commitment, but will take place no more than 120 days after the trade date. No income accrues prior to delivery on securities that have been purchased pursuant to a forward commitment or on a when-issued basis. However, interest is generated on the short-term investments that are segregated for the settlement of these securities. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established in the Fund and maintained in the Fund and will be marked to market daily. A short term investment in this segregated account may not have a duration that exceeds 180 days. Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure. They are subject to segregation requirements; however, when a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

Zero Coupon Debt Securities

         The Fund may invest in zero coupon debt securities (bonds that pay no interest but are originally sold at an original issue discount). Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.


INVESTMENT LIMITATIONS

The Fund may not:

(1) borrow money (including entering into reverse repurchase agreements);

 (2)make loans except that it may enter
into Repurchase Agreements;

 (3)invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for tax-exempt obligations issued or guaranteed by the U.S. government, its agencies, GSE's, instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations. For purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund. In the case of Asset Backed Securities, the industry will be defined by the underlying assets in each trust. (For example, credit card receivables and auto loans would each be considered separate industries); and

         (4) invest the cash securing a forward commitment in mortgage backed securities in investments that have a duration exceeding 180 days.



         The   limitations   contained  above  may  be  changed  only  with  the
affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940. The percentage limitations contained above as well as elsewhere in this Prospectus and in the Statement of Additional Information apply only at the time of purchase and the Fund will not be required to dispose of securities upon subsequent fluctuations in market value.




         The Fund has the following non-fundamental investment policies:

(1) it will not invest in the securities of any company which has a primary line of business in the manufacture and sale of tobacco products;


       (2) the Intermediate Fixed Income Fund will not engage in the strategy of establishing or rolling forward TBA mortgage commitments; and

         (3) the Intermediate Fixed Income Fund will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Duff & Phelps, or Fitch or Baa by Moody's.

         Investment policies that are non-fundamental may be changed at any time by the Board of Directors of the Fund and do not require shareholder approval.

The financial highlights table is intended to help you understand the financial performance for the period of the Fixed Income Fund's operations. Certain information reflects financial results for a simple Fixed Income Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fixed Income Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.



============================================================================================================================
                                                    Fixed Income Fund*
                                                   FINANCIAL HIGHLIGHTS
                                    (in whole dollars except where otherwise indicated)

============================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                     Period From 12/30/97** to
                                                                                                                   10/31/98
---------------------------------------------------------------------------------------------- =============================
Per Share Data
Net asset value at beginning of period                                                                               $10.00
---------------------------------------------------------------------------------------------- =============================
Increases From Investment Operations
Net investment income                                                                                                  0.21
Net realized gains on investments                                                                                      0.46
============================================================================================== =============================
Total from investment operations                                                                                       0.67
---------------------------------------------------------------------------------------------- =============================
Less Distributions
Distributions from net investment income                                                                             (0.41)
---------------------------------------------------------------------------------------------- =============================
Net asset value at end of period                                                                                     $10.26
---------------------------------------------------------------------------------------------- =============================
Total Return (a)                                                                                                      6.87%
============================================================================================== =============================
Ratios/Supplemental Data
Net assets, end of period (000's)                                                                                   $43,899
Ratio of expenses to average net assets (b)                                                                           0.45%
Ratio of expenses to average net assets before expense waivers                                                        1.03%
And reimbursements of other expenses (b)
Ratio of net investment income to average net assets (b)                                                              5.17%
Portfolio Turnover Rate                                                                                                478%
============================================================================================== =============================


(a)      Not annualized
(b)      Annualized
  * The name of the Portfolio was changed on June 10, 1999 by the Board of Directors from SAMCO Fixed Income Portfolio to SAMCO Aggregate Fixed Income Fund.
  ** Commencement of operations

This Prospectus contains a concise statement of information investors should know before they invest in the Fund. Please retain this Prospectus for future reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, as well as the Statement of Additional Information (SAI). The SAI provides more detailed information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's SAI, annual, semi-annual reports, and other information are available, without charge, upon request by contacting Investors Capital Services, Inc., a branch office of AMT Capital Securities, L.L.C., 600 Fifth Avenue, New York, NY 10020 at their toll free telephone number (800) 762-4848 [or (212) 332-5211, if within New York City].

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-6009.






Fund's   Investment   Company   Act   File
number: 811-8323.







STATEMENT OF ADDITIONAL INFORMATION
       (Class A shares only)

         SAMCO Funds, Inc.
 SAMCO AGGREGATE FIXED INCOME FUND
  SAMCO Intermediate Fixed income
                FUND
    600 Fifth Avenue, 26th Floor
      New York, New York 10020
           (212) 332-5211



         SAMCO Aggregate Fixed Income Fund (the "Fixed Income Fund") and SAMCO Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund") are investment portfolios of SAMCO Funds, Inc. (the "Fund") an open-end management investment company. Shares of each of the Portfolios of the Fund may be purchased through Investors Capital Services, Inc., a branch office of AMT Capital Securities, LLC. (the "Distributor").

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated June 14, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing the Distributor at the telephone number or address stated below. This Statement of Additional Information incorporates by reference the Prospectus.




         Distributed by:            AMT Capital Securities, LLC.
                                    600 Fifth Avenue, 26th Floor
                                    New York, New York  10020
                                    (212) 332-5211
                                    (800) 762-4848 (outside New York City)


    The date of this Statement of Additional Information is June 14, 1999

                        TABLE OF CONTENTS                             PAGE

             Organization of the Fund                                    1
             Management of the Fund                                      1
             Investment adviser and advisory agreements                  2
             Administrator                                               3
             Control persons and principal holders of securities         3
             Distribution of fund shares                                 4
             Supplemental description of investments                     4
             Supplemental descriptions of risks                          6
             Investment restrictions                                     12
             Portfolio turnover                                          13
             Portfolio transactions                                      13
             Tax considerations                                          13
             Shareholder information                                     15
             Service providers                                           16
             Organization and description of capital stock               16
             Calculation of performance data                             17
             Quality rating descriptions                                 17
             Financial statements                                        19

     ORGANIZATION OF THE FUND

         The authorized capital stock of the Fund consists of 2,500,000,000 shares with $.001 par value. Every share issued by the Fund has equal voting rights; shareholders receive one vote for each share held. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at their net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

         The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.


           MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

         The Fund is managed by its Board of Directors. The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. An asterisk (*) has been placed next to the name of each director who is an "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of his affiliation with the Fund or the Fund's investment adviser, Seix Investment Advisors Inc. (the "Investment Adviser").



Name, Address and Age                          Office                   Principal Occupation During Past Five Years
*Christina Seix                                Director                 Seix Investment  Advisors Inc.,  Chairman and Chief
300 Tice Blvd.                                                          Investment Officer 1992-Present
Woodcliff Lake, NJ 07675
Age: 48
*John G. Talty                                 Director                 Seix Investment Advisors Inc., President 1993-Present
300 Tice Blvd.
Woodcliff Lake, NJ 07675
Age: 40
*Peter J. Bourke                               Director                 Seix Investment Advisors Inc.,Managing Director 1993-Present
300 Tice Blvd.                                 Assistant Secretary
Woodcliff Lake, NJ 07675
Age: 47
John R. O'Brien                                Director                 Retired
275 Manor Road
Ridgewood, NJ 07450
Age: 66
John E. Manley, Sr.                            Director                 Consultant to Mutual of America
86505 Holmes                                                            April 1996- March 1997
Chapel Hill, NC 27514                                                   Senior Vice President, Mutual of America
Age: 64                                                                 July 1985-March 1996
Carla E. Dearing                               Assistant Treasurer      Investors Capital Services, Inc., (Formerly AMT Capital
Investors Capital Services, Inc.                                        Services, Inc.), President, 1/92 - present; AMT Capital
600 Fifth Avenue, 26th Floor                                            Advisers, Inc., Principal and Senior Vice President, 1/92 -
New York, NY  10020                                                     5/98; Morgan Stanley & Co., Vice President, 11/88 - 1/92.
Age: 35
William E. Vastardis                           Treasurer, Secretary     Investors Capital Services, Inc., (Formerly AMT Capital
Investors Capital Services, Inc.                                        Services, Inc.), Managing Director 7/92 - present; Vanguard
600 Fifth Avenue, 26th Floor                                            Group Inc., Vice President, 1/87 - 4/92.
New York, NY  10020
Age: 41




         No employee of the Investment Adviser nor the Distributor receives any compensation from the Fund for acting as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of the Investment Adviser or the Distributor or any of their affiliates, a fee of $500 for each meeting attended, and each of the Directors receive an annual retainer of $1,000 which is paid in quarterly installments.

Director's Compensation Table
Fiscal Year Ended October 31, 1998



Director                          Aggregate Compensation        Pension -or         Estimated     Total Compensation
                                      From Registrant       Retirement Benefits       Annual        From Registrant
                                                             Accrued As Part of   benefits Upon    and Fund Complex
                                                               Fund Expenses        Retirement     Paid to Directors
John E. Manley, Sr.              $2,500                     $0                    $0              $2,500
John R. O'Brien                  $2,500                     $0                    $0              $2,500



By virtue of the responsibilities assumed by the Investment Adviser and the Distributor and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.

Directors and officers of the Fund collectively owned less than 1% of the Fund's outstanding shares as of October 31, 1998.

  INVESTMENT ADVISER AND ADVISORY
             AGREEMENTS

         Seix Investment Advisors Inc., established in 1992, is a registered investment adviser that specializes in professional fixed income management for corporations, public funds, endowments, foundations and hospitals. Christina Seix may be deemed a "controlling person" of the Investment Adviser on the basis of her ownership of the Investment Adviser's stock.

         Pursuant to the terms of the advisory agreements between each Portfolio of the Fund and the Investment Adviser (the "Advisory Agreements"), the Investment Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, shall manage the investment and reinvestment of the assets of the Fund. In this regard, it is the responsibility of the Investment Adviser to make investment decisions for the Fund and to place the Fund's purchase and sales orders for investment securities.

         The Advisory Agreements shall remain in effect for two years following its date of execution and thereafter will automatically continue for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreements are terminable without penalty on not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of a Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Advisory Agreements will terminate automatically in the event of their "assignment" (as defined in the 1940 Act).

         The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Advisory Agreements, including all executive salaries and expenses of the directors and officers of the Fund who are employees of the Investment Adviser or its affiliates, and office rent of the Fund. Subject to the expense reimbursement provisions described in the Prospectus under "Fund Expenses," other expenses incurred in the operation of the Fund are borne by each Portfolio of the Fund, including, without limitation, investment advisory fees, brokerage commissions, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, fees and expenses of Directors of the Fund who are not employees of the Investment Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

         As compensation for its services, the Investment Adviser receives monthly compensation at the annual rate of 0.25% of the average daily net assets of each Portfolio of the Fund. The Investment Adviser may waive all or part of its fee from time to time in order to increase the net income available for distribution to shareholders of a Portfolio of the Fund. The Fund will not be required to reimburse the Investment Adviser for any advisory fees waived. In addition, the Investment Adviser and the Administrator have voluntarily agreed to limit the total expenses of Class A Shares of each Portfolio of the Fund [(excluding taxes, interest, brokerage, and extraordinary expenses)] to an annual rate of 0.45% of the Fund's average daily net assets for an indefinite time period. As long as this temporary expense limitation continues, it may lower a Portfolio's expenses and increase its total return. In the event the
Investment Adviser and/or the Administrator remove the expense cap, a Portfolio's expenses may increase and its total return may be reduced depending on the total assets of the Portfolio of the Fund.

         The Advisory Agreement of the Fixed Income Fund was approved on October 9, 1997 by the Fund's Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Investment Adviser. The Advisory Agreement of the Intermediate Fixed Income Fund was approved on June 10, 1999 by the Fund's Directors, including a majority of the Directors who are not interested persons of the Fund or the Investment Adviser.


For the period beginning December 30, 1997 to October 31, 1998, the amount of advisory fees (net of waivers and reimbursements) paid by the Fixed Income Fund was $0. The Intermediate Fixed Income Fund has not commenced investment operations yet and has not incurred any advisory fees.


                             ADMINISTRATOR

         The administration agreement (the "Administration Agreement") between the Fund and Investors Capital Services, Inc., the "Administrator," will remain in effect for a period of five successive annual periods. The Administrator provides for, or assists in managing and supervising all aspects of, the general day-to-day business activities and operations of the Fund other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets and the Administrator is entitled to reimbursement from the Fund for its out-of-pocket expenses incurred under the Administration Agreement.

         For the period beginning December 30, 1997 to October 31, 1998, the amount of administration fees (net of waivers and reimbursements) paid by the Fund was $41,667.

   CONTROL PERSONS and PRINCIPAL HOLDERS OF SECURITIES


As of May 30, 1999, the following shareholders were deemed to be a "control person" of the Fund as such term is defined in the 1940 Act.






                                       Name and Address of            Nature of Beneficial          Percent
       Title of Class                    Beneficial Owner                   Ownership           of Fixed Income Fund
       --------------                    -----------------                  ----------             ------------

Class A Shares of Common       American College of Cardiology 911     Direct Ownership                45.9%
Stock, $.001 per Share         Old Georgetown Road, Bethesda, MD
                               20814



         As of May 30, 1999, the following persons held 5 percent or more of the outstanding shares of the Class A shares of the Fixed Income Fund:

                                                 Name and Address of             Nature of Beneficial         Percent of Fixed
         Title of Class                          Beneficial Owner                    Ownership                  Income Fund


         Class A Shares of Common       American College of Cardiology 911     Direct Ownership                 45.9%
         Stock, $.001 per Share         Old Georgetown Road, Bethesda, MD
                                        20814
         Class A Shares of Common       Regional Transportation Authority      Direct Ownership                 24.2%
         Stock, $.001 per Share         Pension Plan  P O Box 1443, Chicago
                                        IL 60690-1443
         Class A Shares of Common       ENRON                                  Direct Ownership                 14.4%
         Stock, $.001 per Share         Corporation PO
                                        Box 92956, Chicago, IL  60675
         Class A Shares of Common       NOITU Individual Account Pension       Direct Ownership                  9.0%
         Stock, $.001 per Share         Plan 148-06 Hillside Ave. Jamaica,
                                        NY11435





The amount of shares of the Fund owned by all the officers, directors, and members of the advisory board of the Fund as a group own is less than 1% of the Fund's outstanding securities.

    DISTRIBUTION OF FUND SHARES

         Shares of the Fund are distributed by the Distributor pursuant to the distribution agreement (the "Distribution Agreement") between the Fund and the Distributor, which is subject to the approval of the Fund's Board of Directors. No fees are payable by the Fund pursuant to the Distribution Agreement, and the Distributor bears the expense of its distribution activities. The Fund and the Distributor have agreed to indemnify one another against certain liabilities.

    SUPPLEMENTAL DESCRIPTIONS OF
            INVESTMENTS

         The investment objective of the Fixed Income Fund is to provide investors with a total return which consistently exceeds the total return of the broad U.S. investment grade bond market as measured by the Lehman Brothers Aggregate Bond Index. The investment objective of the Intermediate Fixed Income Fund is to provide investors with a total return which consistently exceeds the total return of the intermediate portion of the broad U.S. investment grade bond market as measured by the Lehman Brothers Intermediate Government Corporate Index. The different types of securities in which a Portfolio of the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Descriptions of Investments." Additional information concerning the characteristics of certain of the investments of a Portfolio of the Fund is set forth below. Each Portfolio of the Fund is permitted to invest in the same types of securities. Any reference to the term Fund in the following section is intended to include both Portfolios of the Fund.

         Bank Obligations. The Fund limits its investments in U.S. bank obligations to obligations of U.S. banks that in the Investment Adviser's opinion meet sufficient creditworthiness criteria.

         The Fund limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of the Investment Adviser, are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

         Eurodollar   and   Yankee  Obligations.     Eurodollar     bank
obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank
obligations        are       dollar- denominated  obligations  issued  in
the   U.S.    capital   markets   by foreign banks.

         Investment Funds. The Fund is permitted to invest in investment funds and will make such investments only where appropriate given that the Fund's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Fund.

Mortgage-Backed Securities.
Mortgage-backed securities  are   securities   which represent  ownership
interests  in, or  are  debt  obligations   secured entirely or  primarily  by,
"pools" of    residential    or   commercial mortgage  loans or other
mortgage-backed    securities   (the "Underlying  Assets").  In the  case
of    mortgage-backed     securities representing   ownership   interests
in  the   Underlying   Assets,   the principal  and interest  payments on
the  underlying  mortgage  loans are distributed  monthly to the  holders
of        the        mortgage-backed securities.    In   the    case   of
mortgage-backed           securities representing     debt    obligations
secured  by the  Underlying  Assets, the     principal    and    interest
payments    on    the     underlying mortgage     loans,      and     any
reinvestment     income     thereon, provide   the   funds  to  pay  debt
service   on  such   mortgage-backed securities.

         Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

         In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities ("MBS"), often referred to as a "traunche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

         Municipal Instruments. Municipal notes may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are generally considered to have more potential risk than general obligation bonds.

         Municipal obligations can have floating, variable or fixed rates. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights that permit the Fund to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets the Fund's quality standards, the Investment Adviser will look at the creditworthiness of the party providing the right to sell as well as to the quality of the obligation itself.

         Municipal securities may be issued to finance private activities, the interest from which is an item of tax preference for purposes of the federal alternative minimum tax. Such "private activity" bonds might include industrial development revenue bonds, and bonds issued to finance such projects as solid waste disposal facilities, student loans or water and sewage projects

         Other Asset-Backed Securities.
The  Fund  may  invest in  other  asset-backed securities (unrelated to
mortgage    loans) including   securities   backed   by
automobile  loans  and  credit  card receivables.

         Repurchase Agreements. When participating in repurchase agreements, the Fund buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

         In addition, repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. The Investment Adviser expects that such repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). Transactions in foreign repurchase agreements may involve additional risks.

         U.S.  Treasury  and  U.S.  Government    Agency     Securities.
U.S.  Government  Securities include instruments   issued   by  the  U.S.
Treasury,   including  bills,  notes and  bonds.  These  instruments  are
direct   obligations   of  the  U.S. Government   and,   as   such,   are
backed   by  the  full   faith   and credit of the  United  States.  They
differ  primarily in their  interest rates,    the   lengths   of   their
maturities  and the  dates  of their issuances.    In   addition,    U.S.
Government Securities include securities issued by instrumentalities of the
U.S. Government,  such as the  Government National    Mortgage     Association
("GNMA"),  which are also  backed by the full  faith  and  credit  of the
United   States.   U.S.   Government Agency      Securities       include
instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan
Mortgage   Corporation    ("FHLMC").  While these  securities  are issued,
in general,  under the  authority of an  Act  of   Congress,   the   U.S.
Government   is  not   obligated  to provide  financial  support  to  the
issuing instrumentalities.

         Variable Amount Master Demand Notes. Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund (as lender) and the borrower. These notes are direct lending arrangements between lenders and borrowers, and are generally not transferable, nor are they ordinarily rated by either Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc., or Duff & Phelps Credit Rating Co.

          Zero Coupon Securities and Custodial Receipts. Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (the "coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for Federal tax and securities law purposes, in their opinion, purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. Treasury securities.

         Recently,    the   Treasury has    facilitated    transfer    of
ownership     of     zero     coupon securities       by       accounting
separately    for   the   beneficial ownership  of  particular   interest
coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury
Department  is  known  as  "Separate Trading of  Registered  Interest and
Principal       of       Securities" ("STRIPS").    Under   the    STRIPS
program, the Fund can be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry
record-keeping  system  in  lieu  of holding    certificates   or   other
evidences   of   ownership   of  the underlying       U.S.       Treasury
securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


  SUPPLEMENTAL DISCUSSION OF RISKS
     ASSOCIATED WITH THE FUND'S
 INVESTMENT POLICIES AND INVESTMENT
             TECHNIQUES

The risks associated with the different types of securities in which the Fund may invest are described in the Prospectus under "Risks Associated With the Fund's Investment Policies and Investment Techniques." Additional information concerning risks associated with certain of a Portfolio's investments is set forth below. Each Portfolio of the Fund is permitted to invest in the same types of securities. Any reference to the term Fund in the following section is intended to include both Portfolios of the Fund.


         Eurodollar and Yankee Obligations. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

         Futures contracts. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated as "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, GNMA-modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills.

         The Fund would purchase or sell futures contracts to attempt to protect the U.S. dollar-equivalent value of its securities from fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency. For example, if the Fund expected the value of a foreign currency to increase against the U.S. dollar, the Fund might enter into futures contracts for the sale of that currency. Such a sale would have much the same effect as selling an equivalent value of foreign currency. If the currency did increase, the value of the securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Each day the Fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

         Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investors' obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction.

         Although the Investment Adviser believes that use of such contracts and options thereon will benefit the Fund, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if the Fund had hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the Fund would lose part or all of the benefit of the increased value of its assets which it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may, but will not necessarily, be at increased prices which reflect the rising market. Consequently, the Fund may have to sell assets at a time when it may be disadvantageous to do so.

         The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that the Fund has sold and is unable to close out, the Fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

         Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

         Illiquid and Restricted Securities. Under the 1940 Act, the Fund may invest up to 15% of the value of its assets in illiquid assets. Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the Fund within seven days of the date a decision to sell them is made. Securities treated as illiquid assets include: over-the-counter options; repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days; loan participations; securities without readily available market quotations, including interests in private commingled investment vehicles in which the Fund might invest; and certain restricted securities. Iliiquid and restricted securities, including private placements, are generally subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers."

         The Board of Directors of the Fund may consider certain restricted securities (including but not limited to Rule 144A and Section 4(2) commercial paper) liquid if such securities meet specified criteria established by the Fund's Board of Directors. Due to the absence of an organized market for such securities, interim valuations of the market value of illiquid securities used in calculating Fund net asset values for purchases and redemptions can diverge substantially from their true value, notwithstanding the application of appraisal methods deemed appropriate and prudent by the Fund's Board and the Fund's independent accountants. Due to possible restrictions on the transferability of illiquid securities, forced liquidation of such securities to meet redemption requests could produce large losses. Although, the 1940 Act permits the Fund to invest up to 15% of its assets in these securities; the Investment Adviser does not anticipate investing over 5% of the Fund's assets in these securities.

         Mortgage and Other Asset-Backed Securities. Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables ("Securitized Assets") generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying Securitized Assets may default in their payments creating delays or loss of principal.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in assets underlying the related mortgage collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Some forms of asset-backed securities are relatively new forms of investments. Although the Fund will only invest in asset-backed securities that the Investment Adviser believes are liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.

Options    on   Foreign   Currencies.
The     Fund    may purchase  and sell (or  write)  put and   call   options
on   foreign currencies  to  protect  against  a decline in the U.S.
dollar-equivalent   value   of  its portfolio  securities  or  payments
due  thereon  or a rise in the U.S. dollar-equivalent      cost      of
securities   that  it   intends  to purchase.  A foreign  currency  put
option   grants   the   holder  the right,  but not the obligation,  at
a future  date to sell a  specified amount  of a  foreign  currency  to
its  counterparty at  a predetermined  price.   Conversely,
a  foreign   currency  call  option grants the  holder  the right,  but
not  the  obligation,  to  purchase at  a  future   date  a   specified
amount of a foreign  currency  at a predetermined price.

         As in the case of other types of options, the benefit to the Fund deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

         Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

         Options on Securities. The Fund may also enter into closing sale transactions with respect to options it has purchased. A put option on a security grants the holder the right, but not the obligation, at a future date to sell the security to its counterparty at a predetermined price. Conversely, a call option on a security grants the holder the right, but not the obligation, to purchase at a future date the security underlying the option at a predetermined price.

         The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or securities it intends to purchase. If the Fund purchased a put option and the value of the security in fact declined below the strike price of the option, the Fund would have the right to sell that security to its counterparty for the strike price (or realize the value of the option by entering into a closing transaction), and consequently would protect itself against any further decrease in the value of the security during the term of the option.

         Conversely, if the Investment Adviser anticipates that a security that it intends to acquire will increase in value, it might cause the Fund to purchase a call option on that security or securities similar to that security. If the value of the security does rise, the call option may wholly or partially offset the increased price of the security. As in the case of other types of options, however, the benefit to the Fund will be reduced by the amount of the premium paid to purchase the option and any related transaction costs. If, however, the value of the security fell instead of rose, the Fund would have foregone a portion of the benefit of the decreased price of the security in the amount of the option premium and the related transaction costs.

         The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on securities. Options on securities indices are similar to options on securities except that the options reflect the change in price of a group of securities rather than an individual security and the exercise of options on securities indices are settled in cash rather than by delivery of the securities comprising the index underlying the option.

         Transactions by the Fund in options on securities and securities indices will be governed by the rules and regulations of the respective exchanges, boards of trade or other trading facilities on which the options are traded.

         Considerations Concerning Options. The writer of an option receives a premium which it retains regardless of whether the option is exercised. The purchaser of a call option has the right, for a specified period of time, to purchase the securities or currency subject to the option at a specified price (the "exercise price"). By writing a call option, the writer becomes obligated during the term of the option, upon exercise of the option, to sell the underlying securities or currency to the purchaser against receipt of the exercise price. The writer of a call option also loses the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

         Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of a put option is obligated during the term of the option, upon exercise of the option, to purchase securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price or U.S. dollar value, respectively.

         The Fund may purchase and sell both exchange-traded and OTC options. Currently, although many options on equity securities and options on currencies are exchange-traded, options on debt securities are primarily traded in the over-the-counter market. The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Options of the same series are options with respect to the same underlying security or currency, having the same expiration date and the same exercise price. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. For a number of reasons, a secondary market may not exist for options held by the Fund, or trading in such options might be limited or halted by the exchange on which the option is trading, in which case it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security or currency until the option expires or deliver the underlying security or currency upon exercise or otherwise cover its position.

         Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it relies on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Investment Adviser will only purchase options from dealers determined by the Investment Adviser to be creditworthy.

         Exchange-traded options generally have a continuous liquid market whereas OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell the Fund security at a time when such a sale might be advantageous.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         The use of options to hedge the Fund's foreign currency-denominated portfolio, or to enhance return raises additional considerations. As described above, the Fund may, among other things, purchase call options on securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security or currency. If the market price does increase as anticipated, the Fund will benefit from that increase but only to the extent that the increase exceeds the premium paid and related transaction costs. If the anticipated rise does not occur or if it does not exceed the amount of the premium and related transaction costs, the Fund will bear the expense of the options without gaining an offsetting benefit. If the market price of the underlying currency or securities should fall instead of rise, the benefit the Fund obtains from purchasing the currency or securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

         The Fund also may purchase put options on currencies or portfolio securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives the Fund the right to sell the underlying currency or security at the put exercise price, regardless of a decline in the underlying currency's or security's market price below the exercise price. This right limits the Fund's losses from the currency's or security's possible decline in value below the exercise price of the option to the premium paid for the option and related transaction costs. If the market price of the currency or the Fund's securities should increase, however, the profit that the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs.

         The value of an option position will reflect, among other things, the current market price of the underlying currency or security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying currency or security and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of the Investment Adviser to forecast the direction of price fluctuations in the underlying currency or securities market.

         Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currency at the time the options are written. Options purchased by the Fund that expire unexercised have no value, and therefore a loss will be realized in the amount of the premium paid (and related transaction costs). If an option purchased by the Fund is in-the-money prior to its expiration date, unless the Fund exercises the option or enters into a closing transaction with respect to that position, the Fund will not realize any gain on its option position.

         The Fund's activities in the options market may result in higher portfolio turnover rates and additional brokerage costs. Nevertheless, the Fund may also save on commissions and transaction costs by hedging through such activities rather than buying or selling securities or foreign currencies in anticipation of market moves or foreign exchange rate fluctuations.

         Repurchase Agreements. The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.


      INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions listed below relating to the investment of each Portfolio of the Fund's assets and its activities. These investment restrictions apply to each Portfolio of the Fund. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:
(1) borrow money, including entering into reverse repurchase agreements; (2) make loans except that it may enter into repurchase agreements; (3) issue senior securities; (4) purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, as explained above, and the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); (5) underwrite securities of other issuers; (6) invest in companies for the purpose of exercising control or management; (7) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate); or (8) purchase or sell physical commodities or related commodity contracts.

Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Fund's investment policies and limitations.

The Fund's investment policies (other than its investment objective) are not fundamental and may be changed by the Board of Directors of the Fund without the approval of shareholders.

         Illiquid Securities. The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it generally will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. This investment policy applies to each Portfolio of the Fund. This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's or the Fund's shareholders. However, the Fund will not change or modify this policy prior to a change or modification by the Commission staff of its position.





         PORTFOLIO TURNOVER

         Each Portfolio of the Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving its investment objective. The portfolio turnover rate of the Fixed Income Fund for the period ended October 31, 1998 was 478%. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Adviser, investment considerations warrant such actions. Higher portfolio turnover rates, such as rates in excess of 400%, and short-term trading involve correspondingly greater commission expenses and transactions costs. Further, high turnover rates, such as rates in excess of 400%, generate higher short-term capital gains. For a more detailed description of short-term capital gain treatment, please refer to the section entitled "Tax Considerations."

       PORTFOLIO TRANSACTIONS

         The debt securities in which each Portfolio of the Fund invests are traded primarily in the over-the-counter market by dealers who are usually acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Each Portfolio of the Fund enters into financial futures and options contracts which normally involve brokerage commissions.

         The cost of executing transactions will consist primarily of dealer spreads. The spread is not included in the expenses of a Portfolio of the Fund and therefore is not subject to the expense cap described above under "Investment Adviser and Advisory Agreement"; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of each such transaction, will decrease the total return of the Fund. However, the Investment Adviser will buy one asset and sell another only if the Investment Adviser believes it is advantageous to do so after considering the effect of the additional custodial charges and the spread on a Portfolio's total return.

           All purchases and sales will be executed with major dealers and banks on a best net price basis. No trades will be executed with the Investment Adviser, their affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities.

         For the period beginning December 30, 1997 and ending October 31, 1998, the amount of brokerage commissions paid by the Fixed Income Fund was $0.

         TAX CONSIDERATIONS

         The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

         Qualification    as    a   Regulated Investment Company

The    Fixed    Income    Fund   has qualified,  and  intends to continue
to  qualify,  to  be  treated  as  a regulated     investment     company
("RIC")  under the Internal  Revenue Code  of  1986,   as  amended   (the
"Code").   The  Intermediate   Fixed Income  Fund  intends  to qualify as
a  RIC.  In  order  for a  Portfolio to qualify  as a RIC it must,  among other things:
a.       derive at least 90% of its gross
income each taxable  year,  from  dividends,  interest,  payments  (with
     respect  to  securities   loans   and  gains  from  the  sale  or
     other disposition of securities  or foreign currencies)   or  other  income
     (including      gains      from  options,   futures  or  forward
     contracts)   derived  from  its     business   of    investing   in
     securities or foreign currencies  (the  "Qualifying  Income Requirement");
b. diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year:
     i) at least 50% of the Portfolio's asset market value is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and
       ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and
c. distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses).

The U.S. Treasury Department has the authority to promulgate regulations, pursuant to which, gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC's principal business of investing in stocks and securities would not be treated as qualifying income. To date, such regulations have not been promulgated.

If a Portfolio does not qualify as a RIC for any taxable year, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of :
a. 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis;
b. 98% of its capital gains in excess of capital losses, determined in general on an October 31 year-end basis; and any undistributed amounts from previous years.

Each active Portfolio intends to distribute all of its net income and gains by automatically reinvesting such income and gains in additional Portfolio shares. Each active Portfolio will monitor its compliance with all of the rules set forth in the preceding paragraph.


Distributions
Generally,   shareholders   will  be treated  as  if  the  Portfolio  had
distributed   income  and  gains  to them  and  they  reinvested such amounts
in  Portfolio   shares--even  though no  cash   distributions  have  been
made    to     shareholders.     The distribution  of ordinary
income and net  realized  short-term Portfolio   capital  gains  will  be
taxable    to     shareholders    as ordinary  income.  Each  Portfolio's
distribution  of any  net long-term  capital gains  designated as capital gain dividends by the Portfolio will be taxable to the shareholders as long-term capital gain. This is the case regardless
of how long  they  have  held  their shares.    None   of   the   amounts
treated   as    distributed   to   a Portfolio's   shareholders  will  be
eligible    for    the     corporate dividends  received   deduction.   A
distribution   will  be  treated  as paid on  December  31 of the current calendar year, if the Portfolio:
a.       declares it during October, November or December, and
b.       the distribution has a record date in such a month, and
c. it is paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them in a calendar year in January of the following calendar year.

Sale of Shares
Upon the sale or other disposition of Portfolio shares, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of Fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.


Zero Coupon Securities A Portfolio's investment in zero coupon securities will result in Portfolio income, equal to a portion of the excess of the amortized face value of the securities over their issue price (the "original issue discount"), prior amortized value or purchased cost for each year that the securities are held. This is so, even though the Portfolio receives no cash interest payments during the holding period. This income is included when determining the amount of income the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of Federal income tax and the 4% excise tax.

Backup Withholding A Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio. The 31% rate applies to shareholders receiving redemption payments who:
a. fail to provide the Portfolio with their correct taxpayer identification number;
b.       fail to make required certifications,
c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.



Foreign Shareholders
A  foreign  shareholder,  qualifying
as a  non-resident  alien, a foreign
trust     or     estate,     foreign
corporation,        or       foreign
partnership        ("foreign
shareholder")  may  have to pay U.S.
tax   depending   on   whether   the
Portfolio   income  is  "effectively
connected"  with  a  U.S.  trade  or
business carried on by the shareholders.


If    a    foreign     shareholder's
Portfolio  income  is not  "effectively
connected"  with  a  U.S.  trade  or
business,   the   distributions   of
investment  company  taxable  income
will  be  subject  to a U.S.  tax of
30% (or lower treaty rate).


If    a    foreign     shareholder's
Portfolio   income  is   effectively
connected   with  a  U.S.  trade  or
business, then:
a.       distributions of investment
         company taxable income,
b.       capital gain dividends, and
c.       any gain realized upon the
redemption, sale or exchange of shares
of the Portfolio
will  be  subject  to  U.S.  Federal
income  tax at the  graduated  rates
applicable   to  U.S.   citizens  or
domestic     corporations.      Such
shareholders  may  also  be  subject
to the branch  profits  tax at a 30%
rate.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio.

Other Taxes
A Portfolio may be subject to state, local or foreign taxes in any jurisdiction where the Portfolio is deemed to be doing business. In addition, Portfolio shareholders may be subject to state, local or foreign taxes on Portfolio distributions. In many states, Portfolio distributions derived from interest on certain U.S. Government obligations may be exempt from taxation. Shareholders should consult their own tax advisers concerning these matters.

      SHAREHOLDER INFORMATION

         Certificates representing shares of each Portfolio of the Fund will not be issued to shareholders. Investors Bank & Trust Company, the Fund's transfer agent (the "Transfer Agent"), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of a Portfolio's distributions.

         The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.). Neither the Fund, the Administrator, nor the Transfer Agent will be responsible for the validity of written or telephonic requests.

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting the securities to cash.


                        SERVICE PROVIDERS

Custodian and Accounting Agent
Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is Custodian and Accounting Agent for the Fund.

Transfer and Dividend Disbursing Agent
Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is Transfer Agent for the sheares of the Fund, and Dividend Disbursing Agent for the Fund.

Legal Counsel
Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112, is legal counsel for the Fund.

Independent Auditors
Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, is the independent auditor for the Fund. Ernst & Young LLP also renders accounting services to the Investment Adviser.


  ORGANIZATION AND DESCRIPTION OF
           CAPITAL STOCK

         The Fund was incorporated on August 4, 1997 as a Maryland corporation and is authorized to issue 2,500,000,000 shares of Common Stock, $0.001 par value. The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. All shares of a class of the Fund, when duly issued, will be fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in the Fund's Articles of Incorporation and By-laws.

         The Board of Directors is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Accordingly, in the future, the Directors may create additional series of portfolios with different investment objectives, policies and restrictions. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law.

         The Fund also issues another class of shares which may have different operating and other expenses. For more information about other classes of the Fund's shares, investors should contact the Distributor at the address or phone number set forth on the cover of this Statement of Additional Information.

  CALCULATION OF PERFORMANCE DATA

         Each Portfolio may, from time to time, include the yield and total return in reports to shareholders or prospective investors. Quotations of yield for a Portfolio will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum, offering price per share on the last day of the period, according to the following formula which is prescribed by the Commission:

                                           YIELD = 2[( a - b + 1)6 - 1]
                           cd

Where        a =      dividends and interest earned during the period,
             b =      expenses accrued for the period (net of reimbursements),
             c =      the average  daily  number of Shares of the Fund
                      outstanding  during he period
                      that were entitled to receive dividends, and
             d =      the maximum offering price per share on the last day of
                      the period.

                  Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the SEC:

                                                   P(1 + T)n = ERV

Where                      P =      a hypothetical initial payment of $1,000,
                           T =      the average annual total return,
                           n =      the number of years, and
                                ERV   =the   ending   redeemable   value   of  a
hypothetical $1,000 payment made at the beginning of the period.

                  All total return figures assume that all dividends are reinvested when paid.


The total return as defined above for the Fixed Income Fund for the period ended October 31, 1998, and since the commencement of operations (December 30, 1997 to October 31, 1998) is as follows:


Since Inception:  6.87%         (not
annualized)

    QUALITY RATING DESCRIPTIONS

Standard & Poors Corporation

         AAA.  Bonds  rated  AAA are highest   grade  debt   obligations.
This rating indicates an extremely strong capacity to pay principal and interest.

         AA.  Bonds  rated  AA  also qualify       as        high-quality
obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A.  Bonds  rated  A  have a strong  capacity  to  pay  principal
and  interest,   although  they  are more   susceptible  to  the  adverse
effects of changes in circumstances and economic conditions.

         BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

         The ratings AA to D may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Municipal notes issued since July 29, 1984 are designated "SP-1", "SP-2", and "SP-3". The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics.

         A-1. Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

         A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc.

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

         MIG-1. Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

         P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

         P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

Thomson Bankwatch, Inc.

         A. Company possess an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

         A/B.       Company       is financially   very   solid   with  a
favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as
companies  in  the  highest   rating category.

IBCA Limited

         A1. Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus sign is added to those issues determined to possess the highest capacity for timely payment.



        FINANCIAL STATEMENTS

The Fund's audited Financial Statements, including the Financial Highlights, for the period ended October 31, 1998 appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                           SAMCO FUNDS, INC.

           SAMCO AGGREGATE FIXED INCOME FUND CLASS B SHARES

          Samco INTERMEDIATE FIXED INCOME FUND CLASS B SHARES






The SAMCO Aggregate Fixed Income Fund (the "Fixed Income Fund") and the SAMCO Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund") are non-diversified investment portfolios of the SAMCO Funds, Inc. an open-end management investment company (the "Fund").



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


               The date of this Prospectus is June 14, 1999

                               TABLE OF CONTENTS
                                                                PAGE
    RISK/RETURN SUMMARY                                         1
            FIXED INCOME FUND                                   1
            INTERMEDIATE FIXED INCOME FUND                      2
    PRINCIPAL INVESTMENT RISKS                                  3
    RISK/RETURN BAR CHARTS AND TABLES                           4
            RISK/RETURN SUMMARY: FEE TABLE                      4
    FUND MANAGEMENT                                             6
    PURCHASE OF SHARES                                          7
    REDEMPTION OF SHARES                                        7
    ADDITIONAL INFORMATION                                      8
    DESCRIPTION OF INVESTMENTS                                  10
    INVESTMENT LIMITATIONS                                      12

                        RISK/RETURN SUMMARY

         The following is a summary of certain key information about each of the Fund's Portfolios, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the allowable investment strategies, allowable investments and their associated risks will follow.

                           FIXED INCOME FUND

Investment Objective: The Fixed Income Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the broad U.S. investment grade bond market as measured by the Lehman Brothers Aggregate Bond Index (the "LBA Benchmark").

Principal Investment Strategies: The Fixed Income Fund seeks to achieve its objective through superior selection and emphasis on current income while maintaining a duration neutral position. A duration neutral position means that the investment adviser of the Fixed Income Fund does not take a duration position against the LBA Benchmark. Duration measures the expected life of a debt security on a present value basis. The present duration of the LBA Benchmark is 4.7 years. At least 65% of the Fixed Income Fund's total assets will be invested in the broad universe of available U.S. dollar fixed income securities.




         Investment Management Approach:  Seix Investment
         Advisors Inc. (the "Investment Adviser") will manage the Fixed Income Fund based on its fixed income approach which is founded upon four cornerstones:
1. Targeted Duration: The Fixed Income Fund will be managed with a duration that is close to the duration of the LBA Benchmark. Value is added through sector and security management.
2. Yield Tilt: Although the Fixed Income Fund is managed on a total return basis, a premium is placed on income. Income is considered the most powerful contributor to fixed income returns. Non-Treasury sectors generally play a dominant role in the Fixed Income
         Fund.
         3. Comprehensive Sector Construction: Sector allocation is generally determined through a research driven process, depending on value areas within the fixed income market. Since the Fixed
         Income Fund does not rake a duration position, the Investment Adviser allows larger than average allocations to different sectors. The Fixed Income
         Fund will usually maintain an overweighting in obligations of domestic or foreign corporations and an underweighting of United States Treasury securities, giving the Fixed Income Fund potentially higher income than the LBA Benchmark with accompanying risk.
         4.       Proprietary Analytics:  Because of the
         growing complexity of the bond market, the Investment Adviser believes that the use of financial investment techniques which it developed internally is key to identifying value and to adequately controlling risk.


         Credit Quality: The Fixed Income Fund may only invest in investment grade securities that are those rated by one or more nationally recognized statistical rating organizations (NRSROs) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), Duff & Phelps Credit Rating Co. ("Duff & Phelps"), or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). If the security is unrated, it must meet, in the judgement of the Investment Adviser, the above minimum credit quality standards.

         Principal Investments: The Fixed Income Fund will principally invest in the following securities: obligations issued or guaranteed by the United States Government, obligations of domestic or foreign corporations or other entities, obligations of domestic or foreign banks, mortgage-and-asset backed securities, obligations backed by the full faith and credit of the United States, and obligations issued or guaranteed by United States Government agencies, Government-Sponsored Enterprises (GSE's) or instrumentalities where the Fixed Income Fund must look principally to the issuing or guaranteeing agency for ultimate repayment.

Principal Risks: A loss of money on your investment in the Fixed Income Fund, or the underperformance of the Fixed Income Fund relative to other investments could occur due to certain risks. These include: interest rate risk, credit risk, prepayment risk, and non-diversification risk.








                    INTERMEDIATE FIXED INCOME FUND

Investment Objective: The Intermediate Fixed Income Fund's investment objective is to provide investors with a total return which consistently exceeds the total return of the intermediate portion of the broad U.S. investment grade bond market as measured by the Lehman Brothers Intermediate Government Corporate Index (the "LBI Benchmark").

Principal Investment Strategies: The Intermediate Fixed Income Fund seeks to achieve its objective through superior selection and emphasis on current income while maintaining a duration neutral position. A duration neutral position means that the investment adviser of the Intermediate Fixed Income Fund does not take a duration position against the LBI Benchmark. Duration measures the expected life of a debt security on a present value basis. The present duration of the LBI Benchmark is 3.4 years. At least 65% of the Intermediate Fixed Income Fund's total assets will be invested in the broad universe of available U.S. dollar fixed income securities.

         Investment Management Approach:  The Investment
         Adviser will manage the Intermediate Fixed Income Fund based on its fixed income approach which is founded upon four cornerstones: 1. Targeted Duration: The Intermediate Fixed Income Fund will be managed with a duration that is close to the duration of the LBI Benchmark. Value is added through sector and security management. 2. Yield Tilt:
         Although the Intermediate Fixed Income Fund is managed on a total return basis, a premium is placed on income. Income is considered the most powerful contributor to fixed income returns. Non-Treasury sectors generally play a dominant role in the Intermediate Fixed Income Fund.
         3. Comprehensive Sector Construction: Sector allocation is generally determined through a research driven process, depending on value areas within the fixed income market. Since the Intermediate Fixed Income Fund does not incur any duration risk, the Investment Adviser allows larger than average allocations to different sectors. The Intermediate Fixed Income Fund will usually maintain an overweighting in obligations of domestic or foreign corporations and an underweighting of United States Treasury securities, giving the Intermediate Fixed Income Fund potentially higher income than the LBI Benchmark with accompanying risk. 4. Proprietary Analytics: Because of the growing complexity of the bond market, the firm believes that the use of financial investment techniques which it developed internally is key to identifying value and to adequately controlling risk.

         Credit Quality: The Fixed Income Fund may only invest in investment grade securities that are those rated by one or more nationally recognized statistical rating organizations (NRSROs) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's), Duff & Phelps Credit Rating Co. ("Duff & Phelps"), or Fitch Investors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's). If the security is unrated, it must meet, in the judgement of the Investment Adviser, the above minimum credit quality standards.

         Principal Investments: The Intermediate Fixed Income Fund will principally invest in the following securities: obligations issued or guaranteed by the United States Government, obligations of domestic or foreign corporations or other entities, obligations of domestic or foreign banks, mortgage-and-asset backed securities, obligations backed by the full faith and credit of the United States, and obligations issued or guaranteed by United States Government agencies, Government-Sponsored Enterprises (GSE's) or instrumentalities where the Intermediate Fixed Income Fund must look principally to the issuing or guaranteeing agency for ultimate repayment.

Principal Risks: A loss of money on your investment in the Intermediate Fixed Income Fund, or the underperformance of the Intermediate Fixed Income Fund relative to other investments could occur due to certain risks. These include: interest rate risk, credit risk, prepayment risk, and non-diversification risk.

                      PRINCIPAL INVESTMENT RISKS

         "Risk" is the chance that you may lose on an investment or that it will not earn as much as you expect. In general, the greater the risk, the greater the possibility of losing money. The possibility exists that investment decisions of portfolio managers of the Fund will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.

The risks associated with each Portfolio depend on its investment strategy and the types of securities it holds. The specific risks affecting each Portfolio will be indicated in the individual portfolio descriptions in this prospectus. General risks associated with each Portfolio's investment policies and strategies are as follows:

Banking industry     Investing in bank  obligations  will expose an investor to
risk:                risks  associated with the banking industry
                     such as interest rate and credit risks.

Credit risk: The risk that a security issuer or a counterparty to a contract will default or not be able to honor a financial obligation.

Interest rate Bond prices fluctuate with changing interest rates and vary inversely with market interest rates. In risk: general, bonds increase in value when interest rates fall and decrease in value when interest rates rise. Further, for a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds.

Market risk: The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issuer, entire industry or the market as a whole.

Non-diversification
risks: A portfolio is diversified when it spreads investment risk by placing assets among a large number of investments.
                     A non-diversified portfolio concentrates its assets among fewer securities. Non-diversification can intensify risk should a particular investment suffer from adverse market conditions.

Prepayment           risk:  Investing in mortgage-backed  and other asset-backed securities carries risks of faster or slower than expected prepayment of principal which affect the duration and return of the securities.


                   POTENTIAL Year 2000 risk

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be affected adversely if the computer systems used by the Investment Advisor, Administrator and/or other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem" ("Y2K Problem"). The advisor and administrator are taking steps that they believe are reasonably designed to address the Y2K Problem with respect to their computer systems and in obtaining reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund, nor can there be any assurance that the Y2K Problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally. Foreign companies may have greater exposure to the Y2K Problem than U.S. companies due to less sophisticated testing procedures.










              RISK/RETURN BAR CHARTS AND TABLES
       (Class A Shares of the Fixed Income Fund indicated)

The bar chart and table shown below indicate the risks of investing in the Fixed Income Fund. The bar chart shows changes in the yearly performance of the Fixed Income Fund as compared to a selected broad based index. The past performance of the Fixed Income Fund does not necessarily indicate how it will perform in the future.

During the 1 year period shown in the Fixed Income Fund's bar chart, the highest quarterly return was 3.181% (quarter ending 9/30/98) and the lowest quarterly return was 0.586% (quarter ending 12/31/98).

The Fixed Income Fund's total return for the period from 1/1/99 to 3/31/99 was _0.098%.


----------------------------------------------- ------------------------- ---------------------------- ------------------------
    Average Annual Total Returns (for the             Past 1 Year                Past 5 Years             Since Inception*
      period(s) ended December 31, 1998)
----------------------------------------------- ------------------------- ---------------------------- ------------------------
----------------------------------------------- ------------------------- ---------------------------- ------------------------

----------------------------------------------- ------------------------- ---------------------------- ------------------------
----------------------------------------------- ------------------------- ---------------------------- ------------------------
SAMCO Aggregate Fixed Income Fund**             7.82%                     N/A                          8.01%
----------------------------------------------- ------------------------- ---------------------------- ------------------------
----------------------------------------------- ------------------------- ---------------------------- ------------------------
Lehman Brothers Aggregate Bond Index            8.67%                     N/A                          8.91%
----------------------------------------------- ------------------------- ---------------------------- ------------------------

The above chart gives overall returns for the calendar year 1/1/98 through 3/31/98




* Date of Inception of Class A Shares of the Fixed  Income Fund:  12/30/1997
** The returns in the table are for shares in Class A of the Fixed Income Fund which are not offered in this Prospectus. The Fixed Income Fund expects that the annual returns of the Class B shares would be substantially similar to the returns of Class A because both classes of shares invest in the same portfolio of securities, and the returns would differ only to the extent that the two classes of shares have different expenses. An example of the different class fees are the 12b-1 fees in the amount of 0.25% of the average daily net assets of the Fixed Income Fund which the Class B Shares have and which the Class A Shares do not. The name of the Portfolio was changed on June 10, 1999 by the Board of Directors from SAMCO Fixed Income Portfolio to SAMCO Aggregate Fixed Income Fund.



We have not included the performance returns of the Intermediate Fixed Income Fund since it has not commenced investment operations yet.

               RISK/RETURN SUMMARY: FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of each of the Portfolios of the Fund.


---------------------------------------------------------------- ------------------------ -------------------------------------
Shareholder Fees                                                 Fixed Income Fund        Intermediate Fixed Income Fund
(Fees Paid Directly From Your Investment)
---------------------------------------------------------------- ------------------------ -------------------------------------
Sales Loads                                                      None                     None
Redemption Fees                                                  None                     None
Exchange Fee                                                     None                     None
Annual Fund Operating Expenses
(Fees Paid From Fund Assets)
Management Fees                                                  0.25%                    0.25%
Distribution (12b-1) and/or service Fees                         0.25%                    0.25%
Other Expenses (a)                                               0.78%                    0.55%
Total Annual Fund Operating Expenses (b)                         1.28%                    1.05% (c)
---------------------------------------------------------------- ------------------------ -------------------------------------

(a) Other Expenses include fees for shareholder services, custodial, administration, dividend disbursing and transfer agency fees, legal and accounting fees, printing costs and registration fees. (b) The Investment Adviser and Administrator have voluntarily agreed to limit the total expenses of the Fixed Income Fund and the Intermediate Fixed Income Fund (excluding interest, taxes, brokerage and extraordinary expenses) to annual rates of 0.70% of the Fund's average daily net assets for an indefinite time period. There is no specific time period for how long the voluntary expense limitation will last, and such waiver may be cancelled at any time. As long as these temporary expense limitations continue, it may lower the Fixed Income Fund and Intermediate Fixed Income Fund's expenses and increase their total returns. In the event the Investment Adviser and Administrator remove such expense caps, the Fixed Income Fund and Intermediate Fixed Income Fund's expenses may increase and their total returns may be reduced depending on their total assets. For the fiscal year ended October 31, 1998, the Investment Adviser and Administrator waived fees in the amount of 0.58% in the Fixed Income Fund. (c) As the Intermediate Fixed Income Fund has not commenced investment operations, these expenses are estimates based upon the expected expenses that the Intermediate Fixed Income Fund would incur in the current fiscal year.

Example. This example is intended to help you compare the cost of investing in each of the Portfolios of the Fund with the cost of investing in other mutual funds.
The example assumes that:
o You invest $10,000 in the Portfolio for the time periods indicated; o Your investment has a 5% return each year; and o The Portfolio's operating expenses remain the same.

The results apply whether or not you redeem your investment at the end of each period. Although your costs may be higher or lower, based on these assumptions your costs would be:





----------------------------------- ------------------------- ---------------------------------------
                                       Fixed Income Fund          Intermediate Fixed Income Fund
----------------------------------- ------------------------- ---------------------------------------
1 Year                                        $130                             $107
3 Years                                       $406                             $334
5 Years                                       $702
10 Years                                     $1545
----------------------------------- ------------------------- ---------------------------------------



                        FUND MANAGEMENT

Board of Directors

          The Board of Directors of the Company consists of five individuals who are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Fund's Directors are Christina Seix, John G. Talty, Peter J. Bourke, John E. Manley, Sr., and John R. O'Brien. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

Investment Adviser
          .
Seix Investment Advisors Inc., established in 1992, is a registered investment adviser that specializes in professional fixed income management for corporations, public funds, endowments, foundations and hospitals. The Investment Adviser currently has approximately $3.6 billion in assets under management. The Investment Adviser is located at 300 Tice Boulevard, Woodcliff Lake, NJ 07675. Seix Investment Advisors Inc. acts as the investment adviser to the Fund and provides the Fund with management and investment advisory services. The advisory agreement with the Investment Adviser provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement.



Payment of Fund Expenses

Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser a monthly advisory fee. This advisory fee is calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month:

--------------------------------------- ---------------
Fund Name                               Rate
--------------------------------------- ---------------
--------------------------------------- ---------------
Fixed Income Fund                       0.25%
--------------------------------------- ---------------
--------------------------------------- ---------------
Intermediate Fixed Income Fund          0.25%
--------------------------------------- ---------------




The Fund will be managed using a team approach with all of the portfolio managers listed below contributing investment expertise in their respective areas.

Portfolio Managers

Christina Seix, CFA, Chairman, CEO & Chief Investment Officer Formerly, Chairman & CEO, Head of Investment Policy, MacKay-Shields Total Investment Experience: 24 years BA, Fordham University, Mathematics; MA, SUNY, Mathematics

John Talty, CFA, President & Senior Portfolio Manager
Formerly, Chief Fixed Income Strategist, J.P. Morgan
Securities
Total Investment Experience: 16 years
B.A., Connecticut College, Economics, Phi Beta Kappa, Magna
Cum Laude



Barbara Hoffmann, Managing Director and Senior Portfolio
Manager
Formerly, Senior Portfolio Manager, MetLife Investment
Management Co.
Total Investment Experience: 18 years
BS, University of Maine, Education/Mathematics

Michael McEachern, CFA, Director and Senior Portfolio Manager
Formerly, Vice President, Fixed Income, American General
Corp.
Total Investment Experience: 13 years
BA, University of California, Operations Research; MBA, Rice
University, Accounting/Public Administration

Joseph Calabrese, Director and Senior Portfolio Manager
Formerly, Director, Fixed Income, MetLife Insurance Company
Total Investment Experience: 10 years
BS, New Jersey Institute of Technology, Industrial
Engineering; MBA, New York University, Finance

                               Purchase Of Shares

         There is no sales charge imposed by the Fund, nor does the Fund impose sales commissions (loads). The minimum initial investment in the Fund is $1,000; additional purchases may be of any amount.

The offering of shares of the Fund is continuous and purchases of shares of the Fund may be made Monday through Friday, except for the holidays declared by the Federal Reserve Banks of New York or Boston (a "Business Day"). At the present time, these holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas. The Fund's shares are offered at a public offering price equal to the net asset value next determined after receipt of a purchase order.




In order to purchase shares on a particular Business Day,subject to the offering dates described above, a purchaser must submit a completed Account Application Form (and other required documents) and call the Investors Capital Services, Inc., a branch office of the Distributor at (800) 762-4848, or within the City of New York, (212) 332-5211 prior to 4:00 p.m. Eastern time to inform the Fund of the incoming wire transfer. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification on a non-business day, or after 4:00 p.m. Eastern time, or if Federal funds are received by the Transfer Agent after 4:00 p.m. Eastern time, such purchase order shall be deemed received as of the next business day. Shares purchased will begin accruing dividends on the day Federal funds are received.

         Purchases of shares must be made by wire transfer of Federal funds. Please note that the shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions for purchasing shares of the Fund are:


                Investors Bank & Trust Company
                          Boston, MA
                      ABA # 011-001-438
                       Acct: 303030303
                  Benf: (Name of Portfolio)
            F/F/C (Shareholder's Account at Fund)

                     Redemption Of Shares

         The Fund will redeem all full and fractional shares of the Fund upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by 4:00 p.m. Eastern time on any Business Day, the redemption will be effective on the date of receipt. If such notice of redemption is received by the Transfer Agent after 4:00 p.m. Eastern time, the redemption of the shareholder shall be effective on the following Business Day. Payment will ordinarily be made by wire on the next Business Day but within no more than seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

         There is no charge imposed by the Fund to redeem shares of the Fund; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Fund.


         To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

         A shareholder may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

         A shareholder  may request  redemption by calling the Transfer Agent at
(800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund and the Transfer Agent may employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

                    ADDITIONAL INFORMATION

Dividends and Distributions

         Dividends are automatically reinvested in additional Class B shares of the Fund on the last day of each month at the net asset value per share on the last Business Day of that month unless shareholders indicate their desire to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. In the event that the Fund realizes net long-term capital gains (i.e., with respect to assets held more than 18 months), it will distribute them at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such long-term capital gains in additional shares of the Fund at the net asset value on the date the distribution is declared.

         The net investment income (including accrued but unpaid interest and amortization of original issue and market discount or premium) of the Fund will be declared as a dividend payable monthly to shareholders of record as of the last Business Day of each month. The Fund will also declare, to the extent necessary, a net short-term capital gain dividend once per year. Dividends are paid on the first Business Day of the month.

Determination of Net Asset Value

         The net asset value per share of the Fund is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day the Fund is open. The net asset value per share of each class of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including any accrued expenses that are specific to that class) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

     The following methods are used to calculate the value of the Fund's assets:
(1) all portfolio securities for which over-the-counter market quotations are readily available (including asset-backed securities) are valued at the latest bid price; (2) deposits and repurchase agreements are valued at their cost plus accrued interest unless the Investment Adviser determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets; and (3) the value of other assets will be determined in good faith by the Investment Adviser at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. The procedures establish guidelines for the Board to follow in pricing securities in the Fund for which market quotations are not readily available. These securities will be priced by the Fund's Pricing Committee and then reported to the Board seeking ratification of the price by the Board at its next quarterly meeting.

Rule 12b-1 Plan

          The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Under this Plan, the Fund may pay a quarterly distribution related fee at an amount not to exceed 0.25% of the average daily value of the Fund's net assets. Such amounts received under the Plan are to be used for payments to qualifying dealers for their assistance in the distribution of the Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Taxes

         The following discussion is only a brief summary of some of the important tax considerations affecting each Portfolio of the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.











         Distributions paid by a Portfolio of the Fund from net investment income are designated by the Portfolio as "ordinary income dividends" and, whether paid in cash or reinvested in additional shares, will be taxable to Portfolio shareholders that are otherwise subject to tax as ordinary income. Distributions made from the Portfolio's net capital gain which are designated by the Portfolio as "capital gains dividends" are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Each Portfolio of the Fund expects that its distributions will represent primarily ordinary income to shareholders. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the net asset value of the additional shares on the date of such a distribution. Each shareholder will receive an annual statement detailing the tax status of Portfolio distributions for each year.





         Gain or loss, if any, recognized on the sale or other disposition of shares of o Portfolio of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than 1 year. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

          Dividends and distributions by a Portfolio of the Fund are generally taxable to the shareholders at the time the dividend or distribution is made. Any dividend declared in October, November or December of any year, however, that is payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders and paid by a Portfolio of the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

          A Portfolio of the Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Portfolio of the Fund with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Portfolio of the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.



                  DESCRIPTION OF INVESTMENTS

         Each portfolio of the Fund may invest in the securities defined below in accordance with their listing of allowable investments and any quality or policy constraints.

Agencies

         The Fund may invest in agencies which are securities that are not guaranteed by the United States Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.

Bank Obligations

         The Fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The Fund will not concentrate more than 25% of its total assets in domestic bank obligations. Domestic bank obligations include instruments that are issued by United States (domestic) banks; United States branches of foreign banks, if such branches are subject to the same regulations as United States banks; and foreign branches of United States banks, if the Investment Adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the United States parent bank, in that the United States parent bank would be unconditionally liable in the event that the foreign branch fails to pay on its instruments. Bank obligations entail varying amounts of interest rate and credit risk, with the lowest-rated and longest-dated bank obligations entailing the greatest risk of loss to the Fund.

CMOs--Collateralized Mortgage Obligations

         The Fund may purchase collateralized mortgage obligations which are derivatives that are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Corporates

         The Fund may invest in corporates which are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Fund will buy corporates subject to any quality constraints. If a security held by the Fund is downgraded, the Fund may retain the security if the Investment Adviser deems retention of the security to be in the best interests of the Fund.

Floaters

         Floaters--Floating and Variable Rate Obligations are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

Foreign   Government  and   International  and  Supranational
Agency Debt Securities

         The Fund may purchase U.S. dollar denominated debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies, and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities.

Investment Grade Debt Securities

         The Fund may invest in investment grade securities that are those rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's, Fitch, Duff & Phelps, or Aaa, Aa, A or Baa by Moody's). Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Mortgage-backed securities, including mortgage pass-throughs and collateralized mortgage obligations (CMOs), deemed investment grade by the Investment Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Fund) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Investment Adviser to be investment grade quality. The Investment Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Fund. The Fund may hold unrated securities if the Investment Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security.

Mortgage-Backed Securities and Asset-Backed Debt Securities

         Mortgage-backed debt securities are secured or backed by mortgages or other mortgage-related assets. Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Other asset-backed securities are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and are issued by such institutions as finance companies, finance subsidiaries of industrial companies, and investment banks. The Fund will purchase only asset-backed securities that the Investment Adviser determines to be liquid. The Fund will not purchase mortgage backed or asset-backed securities that do not meet the above minimum credit standards.

         An important feature of mortgage-and asset-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. If an asset-backed security is purchased at a premium to par, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. It should also be noted that these securities may not have any security interest in the underlying assets, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Municipal Debt Securities

         The Fund may, from time to time, purchase municipal debt securities when, in the Investment Adviser's opinion, such instruments will provide a greater return than taxable instruments of comparable quality. It is not anticipated that such securities will ever represent a significant portion of the Fund's assets. Fund distributions that are derived from interest on municipal debt securities will be taxable to shareholders in the same manner as distributions derived from taxable debt securities.

Preferred Stock

         The Fund may invest in preferred stock which is non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

Repurchase Agreements
         Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the Fund to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Investment Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

When-lssued and Forward Commitment Securities

         The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take more than a month after the date of the purchase commitment, but will take place no more than 120 days after the trade date. No income accrues prior to delivery on securities that have been purchased pursuant to a forward commitment or on a when-issued basis. However, interest is generated on the short-term investments that are segregated for the settlement of these securities. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established in the Fund and maintained in the Fund and will be marked to market daily. A short term investment in this segregated account may not have a duration that exceeds 180 days. Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure. They are subject to segregation requirements; however, when a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

Zero Coupon Debt Securities

         The Fund may invest in zero coupon debt securities (bonds that pay no interest but are originally sold at an original issue discount). Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.

INVESTMENT LIMITATIONS

The Fund may not:

(1) borrow money (including entering into reverse repurchase agreements);

(2) make loans except that it may enter into Repurchase Agreements;

(3) invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for tax-exempt obligations issued or guaranteed by the U.S. government, its agencies, GSE's, instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations. For purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund. In the case of Asset Backed Securities, the industry will be defined by the underlying assets in each trust. (For example, credit card receivables and auto loans would each be considered separate industries); and

    (4) invest the cash securing a forward commitment in mortgage backed securities in investments that have a duration exceeding 180 days.



         The   limitations   contained  above  may  be  changed  only  with  the
affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Act of 1940 as amended (the "1940 Act"). The percentage limitations contained above as well as elsewhere in this Prospectus and in the Statement of Additional Information apply only at the time of purchase and the Fund will not be required to dispose of securities upon subsequent fluctuations in market value.




         The Fund has the following non-fundamental investment policies:

(1) it will not invest in the securities of any company which has a primary line of business in the manufacture and sale of tobacco products;



        (2)the Intermediate Fixed Income Fund will not engage in the strategy of establishing or rolling forward TBA mortgage commitments; and

         (3)the Intermediate Fixed Income Fund will not, at the time of purchase, invest more than 15% of its net assets in securities rated BBB by Standard & Poor's, Duff & Phelps, or Fitch or Baa by Moody's.

         Investment policies that are non-fundamental may be changed at any time by the Board of Directors of the Fund and do not require shareholder approval.

This Prospectus contains a concise statement of information investors should know before they invest in the Fund. Please retain this Prospectus for future reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, as well as the Statement of Additional Information (SAI). The SAI provides more detailed information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's SAI, annual, semi-annual reports, and other information are available, without charge, upon request by contacting Investors Capital Services, Inc., a branch office of AMT Capital Securities, L.L.C., 600 Fifth Avenue, New York, NY 10020 at their toll free telephone number (800) 762-4848 [or (212) 332-5211, if within New York City].

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-6009.







Fund's Investment Company Act File number: 811-8323.

               STATEMENT OF ADDITIONAL INFORMATION
                       (Class B shares only)

                       SAMCO Funds, Inc.
               SAMCO Aggregate Fixed Income Fund
               SAMCO Intermediate Fixed income Fund
                   600 Fifth Avenue, 26th Floor
                     New York, New York 10020
                          (212) 332-5211



         SAMCO Aggregate Fixed Income Fund (the "Fixed Income Fund") and SAMCO Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund") are investment portfolios of SAMCO Funds, Inc. (the "Fund") an open-end management investment company. Shares of each of the Portfolios of the Fund may be purchased through Investors Capital Services, Inc., a branch office of AMT Capital Securities, LLC. (the "Distributor").

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated June 14, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing the Distributor at the telephone number or address stated below. This Statement of Additional Information incorporates by reference the Prospectus.




         Distributed by:            AMT Capital Securities, LLC.
                                    600 Fifth Avenue, 26th Floor
                                    New York, New York  10020
                                    (212) 332-5211
                                    (800) 762-4848 (outside New York City)



     The date of this Statement of Additional Information is June 14, 1999

                                                 TABLE OF CONTENTS


                                                                           PAGE
              Organization of the Fund                                        1
              Management of the Fund                                          1
              Investment adviser and advisory agreement                       2
              Administrator                                                   3
              Control persons and principal holders of securities             3
              Distribution of fund shares                                     3
              Supplemental description of investments                         4
              Supplemental descriptions of risks                              6
              Investment restrictions                                        12
              Portfolio turnover                                             13
              Portfolio transactions                                         13
              Tax considerations                                             13
              Shareholder information                                        15
              Service providers                                              16
              Organization and description of capital stock                  16
              Calculation of performance data                                17
              Quality rating descriptions                                    18

      ORGANIZATION OF THE FUND

         The authorized capital stock of the Fund consists of 2,500,000,000 shares with $.001 par value. Every share issued by the Fund has equal voting rights; shareholders receive one vote for each share held. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at their net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

         The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

           MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

         The Fund is managed by its Board of Directors. The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. An asterisk (*) has been placed next to the name of each director who is an "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of his affiliation with the Fund or the Fund's investment adviser, Seix Investment Advisors Inc. (the "Investment Adviser").



Name, Address and Age                          Office                   Principal Occupation During Past Five Years
*Christina Seix                                Director                 Seix Investment  Advisors Inc.,  Chairman and Chief
300 Tice Blvd.                                                          Investment Officer 1992-Present
Woodcliff Lake, NJ 07675
Age: 48
*John G. Talty                                 Director                 Seix Investment Advisors Inc., President 1993-Present
300 Tice Blvd.
Woodcliff Lake, NJ 07675
Age: 40
*Peter J. Bourke                               Director                Seix Investment Advisors Inc., Managing Director 1993-Present
300 Tice Blvd.                                 Assistant Secretary
Woodcliff Lake, NJ 07675
Age: 47
John R. O'Brien                                Director                 Retired
275 Manor Road
Ridgewood, NJ 07450
Age: 66
John E. Manley, Sr.                            Director                 Consultant to Mutual of America
86505 Holmes                                                            April 1996- March 1997
Chapel Hill, NC 27514                                                   Senior Vice President, Mutual of America
Age: 64                                                                 July 1985-March 1996
Carla E. Dearing                               Assistant Treasurer      Investors Capital Services, Inc., (formerly AMT Capital
Investors Capital Services, Inc.                                        Services, Inc.), President, 1/92 - present; AMT Capital
600 Fifth Avenue, 26th Floor                                            Advisers, Inc., Principal and Senior Vice President, 1/92 -
New York, NY  10020                                                     5/98; Morgan Stanley & Co., Vice President, 11/88 - 1/92.
Age: 35
William E. Vastardis                           Treasurer, Secretary     Investors Capital Services, Inc., (formerly AMT Capital
Investors Capital Services, Inc.                                        Services, Inc.), Managing Director 7/92 - present; Vanguard
600 Fifth Avenue, 26th Floor                                            Group Inc., Vice President, 1/87 - 4/92.
New York, NY  10020
Age: 41


         No employee of the Investment Adviser nor the Distributor receives any compensation from the Fund for acting as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of the Investment Adviser or the Distributor or any of their affiliates, a fee of $500 for each meeting attended, and each of the Directors receive an annual retainer of $1,000 which is paid in quarterly installments.

Director's Compensation Table
Fiscal Year Ended October 31, 1998



Director                         Aggregate Compensation      Pension           or  Estimated      Total  Compensation
                                 From Registrant             Retirement  Benefits  Annual         From     Registrant
                                                             Accrued  As  Part of  benefits       and  Fund   Complex
                                                             Fund Expenses         Upon           Paid to Directors
                                                                                   Retirement
John E. Manley, Sr.              $2,500                      $0                    $0             $2,500
John R. O'Brien                  $2,500                      $0                    $0             $2,500


By virtue of the responsibilities assumed by the Investment Adviser and the Distributor and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.

  INVESTMENT ADVISER AND ADVISORY
             AGREEMENT

         Seix Investment Advisors Inc., established in 1992, is a registered investment adviser that specializes in professional fixed income management for corporations, public funds, endowments, foundations and hospitals. Christina Seix may be deemed a "controlling person" of the Investment Adviser on the basis of her ownership of the Investment Adviser's stock.

         Pursuant to the terms of the advisory agreements between each Portfolio of the Fund and the Investment Adviser (the "Advisory Agreements"), the Investment Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, shall manage the investment and reinvestment of the assets of the Fund. In this regard, it is the responsibility of the Investment Adviser to make investment decisions for the Fund and to place the Fund's purchase and sales orders for investment securities.

         The Advisory Agreements shall remain in effect for two years following its date of execution and thereafter will automatically continue for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreements are terminable without penalty on not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of a Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Advisory Agreements will terminate automatically in the event of their "assignment" (as defined in the 1940 Act).

         The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Advisory Agreements, including all executive salaries and expenses of the directors and officers of the Fund who are employees of the Investment Adviser or its affiliates, and office rent of the Fund. Subject to the expense reimbursement provisions described in the Prospectus under "Fund Expenses," other expenses incurred in the operation of the Fund are borne by each Portfolio of the Fund, including, without limitation, investment advisory fees, brokerage commissions, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, fees and expenses of Directors of the Fund who are not employees of the Investment Adviser or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

         As compensation for its services, the Investment Adviser receives monthly compensation at the annual rate of 0.25% of the average daily net assets of each Portfolio of the Fund. The Investment Adviser may waive all or part of its fee from time to time in order to increase the net income available for distribution to shareholders of a Portfolio of the Fund. The Fund will not be required to reimburse the Investment Adviser for any advisory fees waived. In addition, the Investment Adviser and the Administrator have voluntarily agreed to limit the total expenses of Class A Shares of each Portfolio of the Fund [(excluding taxes, interest, brokerage, and extraordinary expenses)] to an annual rate of 0.45% of the Fund's average daily net assets for an indefinite time period. As long as this temporary expense limitation continues, it may lower a Portfolio's expenses and increase its total return. In the event the
Investment Adviser and/or the Administrator remove the expense cap, a Portfolio's expenses may increase and its total return may be reduced depending on the total assets of the Portfolio of the Fund.

         The Advisory Agreement of the Fixed Income Fund was approved on October 9, 1997 by the Fund's Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Investment Adviser. The Advisory Agreement of the Intermediate Fixed Income Fund was approved on June 10, 1999 by the Fund's Directors, including a majority of the Directors who are not interested persons of the Fund or the Investment Adviser.



           ADMINISTRATOR

         The administration agreement (the "Administration Agreement") between the Fund and Investors Capital Services, Inc., the "Administrator" will remain in effect for a period of five successive annual periods. The Administrator provides for, or assists in managing and supervising all aspects of, the general day-to-day business activities and operations of the Fund other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Fund pays the Administrator a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets and the Administrator is entitled to reimbursement from the Fund for its out-of-pocket expenses incurred under the Administration Agreement.

   CONTROL PERSONS and PRINCIPAL
       HOLDERS OF SECURITIES

As of May 30, 1999, there were no "control persons" nor "principal holders of securities" in the Class B shares of the Fixed Income Fund as that term is defined in the Investment Company Act of 1940, as amended.


    DISTRIBUTION OF FUND SHARES

         Distribution Agreement. Class B Shares of the Fund are distributed by the Distributor pursuant to the distribution agreement (the "Distribution Agreement") between the Fund and the Distributor, which is subject to the approval of the Fund's Board of Directors. No fees are payable by the Fund pursuant to the Distribution Agreement, and the Distributor bears the expense of its distribution activities. The Fund and the Distributor have agreed to indemnify one another against certain liabilities.

         Distribution Plan. Each Portfolio of the Fund has adopted a Distribution Plan and related agreements pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a distribution plan adopted by the investment company's board and approved by its shareholders. Under the Distribution Plan, Class B Shares of each Portfolio of the Fund make assistance payments to brokers, financial institutions and other financial intermediaries ("payee(s)") for shareholder accounts ("qualified accounts") as to which a payee has rendered distribution assistance services to the Class B shares at an annual rate of 0.25% of the average net asset value of the Class B shares. Substantially all such monies are paid by the Investment Adviser to payees for their distribution assistance with any remaining amounts being used to partially defray other expenses incurred by the Investment Adviser in distributing each Portfolio of the Fund's shares. In addition to the amounts required by the Distribution Plan, the Investment Adviser may, in its discretion, pay additional amounts from its own resources. The rate of any additional amounts that may be paid will be based upon the Investment Adviser's analysis of the contribution that a payee makes to the Class B Shares of each Portfolio of the Fund by increasing assets under management and reducing expense ratios and the cost to the Class B Shares of each Portfolio of the Fund if such services were provided directly by the Class B Shares of each Portfolio of the Fund or other authorized persons. The Investment Adviser will also consider the need to respond to competitive offers of others, which could result in assets being withdrawn from the Class B Shares of each Portfolio of the Fund and an increase in the expense ratio for the Class B Shares of each Portfolio of the Fund. The Investment Adviser may elect to retain a portion of the distribution assistance payments to pay for sales material or other promotional activities. The Directors have determined that there is a reasonable likelihood the Distribution Plan will benefit the Class B Shares of each Portfolio of the Fund and its shareholders.

         The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling, or distributing securities, although national and state chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments and the assistance payments received by such banks under the Distribution Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Distribution Plan for activities not primarily intended it result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Distribution Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as a securities dealer in certain states.

Under the Distribution Plan, the Fund's Controller or Treasurer reports quarterly the amounts and purposes of assistance payments. During the continuance of the Distribution Plan the selection and nomination of the disinterested Directors are at the discretion of the disinterested Directors currently in office.


The Distribution Plan and related agreements were duly approved by Class B shareholders of each Portfolio and may be terminated at any time by a vote of a majority of the outstanding voting securities or by vote of the disinterested Directors. The Distribution Plan and related agreements may be renewed from year to year if approved by a vote of the majority of the Board of Directors, and by the vote of a majority of the disinterested Directors cast in person at a meeting called for the purpose of voting on such renewal. The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without Class B shareholder of each Portfolios' approval. All material amendments to the Distribution Plan must be approved by a vote of the Board of Directors and of the disinterested Directors, cast in person at a meeting called for the purpose of such vote.

                  SUPPLEMENTAL DESCRIPTIONS OF
                          INVESTMENTS


The investment objective of the Fixed Income Fund is to provide investors with a total return which consistently exceeds the total return of the broad U.S. investment grade bond market as measured by the Lehman Brothers Aggregate Bond Index. The investment objective of the Intermediate Fixed Income Fund is to provide investors with a total return which consistently exceeds the total return of the intermediate portion of the broad U.S. investment grade bond market as measured by the Lehman Brothers Intermediate Government Corporate Index. The different types of securities in which a Portfolio of the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Descriptions of Investments." Additional information concerning the characteristics of certain of the investments of a Portfolio of the Fund is set forth below. Each Portfolio of the Fund is permitted to invest in the same types of securities. Any reference to the term Fund in the following section is intended to include both Portfolios of the Fund.

         Bank    Obligations.
The Fund  limits  its   investments   in U.S.     bank     obligations     to
obligations  of U.S.  banks  that in the  Investment   Adviser's  opinion
meet   sufficient   creditworthiness criteria.

         The Fund limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of the Investment Adviser, are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

         Eurodollar   and   Yankee
Obligations.     Eurodollar     bank obligations  are  dollar-denominated
certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by
foreign    banks.     Yankee    bank obligations        are       dollar-
denominated  obligations  issued  in the   U.S.    capital   markets   by
foreign banks.


Investment Funds. The Fund is permitted to invest in investment funds and will make such investments only where appropriate given that the Fund's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Fund.

         Mortgage-Backed Securities.
Mortgage-backed securities  are   securities   which represent  ownership
interests  in, or  are  debt  obligations   secured
entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities (the "Underlying Assets"). In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are
distributed  monthly to the  holders of        the        mortgage-backed
securities.    In   the    case   of mortgage-backed           securities
representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

         Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

         In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities ("MBS"), often referred to as a "traunche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

         Municipal Instruments. Municipal notes may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are generally considered to have more potential risk than general obligation bonds.

         Municipal obligations can have floating, variable or fixed rates. The value of floating and variable rate obligations generally is more stable than that of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights that permit the Fund to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. When considering whether an obligation meets the Fund's quality standards, the Investment Adviser will look at the creditworthiness of the party providing the right to sell as well as to the quality of the obligation itself.

         Municipal securities may be issued to finance private activities, the interest from which is an item of tax preference for purposes of the federal alternative minimum tax. Such "private activity" bonds might include industrial development revenue bonds, and bonds issued to finance such projects as solid waste disposal facilities, student loans or water and sewage projects

         Other Asset-Backed Securities.
The  Fund  may  invest in  other  asset-backed securities (unrelated
to   mortgage    loans) including   securities   backed   by
automobile  loans  and  credit  card receivables.

         Repurchase Agreements. When participating in repurchase agreements, the Fund buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

         In addition, repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. The Investment Adviser expects that such repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). Transactions in foreign repurchase agreements may involve additional risks.

         U.S.  Treasury  and  U.S.
Government    Agency     Securities.
U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S.
Government     Securities    include securities         issued         by
instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government
Agency      Securities       include instruments         issued        by
instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the U.S.
Government is not obligated to provide financial support to the issuing instrumentalities.

         Variable Amount Master Demand Notes. Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund (as lender) and the borrower. These notes are direct lending arrangements between lenders and borrowers, and are generally not transferable, nor are they ordinarily rated by either Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Service, Inc., or Duff & Phelps Credit Rating Co.

          Zero Coupon Securities and Custodial Receipts. Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (the "coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for Federal tax and securities law purposes, in their opinion, purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. Treasury securities.

         Recently,    the   Treasury has    facilitated    transfer    of
ownership     of     zero     coupon securities       by       accounting
separately    for   the   beneficial ownership  of  particular   interest
coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury
Department  is  known  as  "Separate Trading of  Registered  Interest and
Principal       of       Securities" ("STRIPS").    Under   the    STRIPS
program, the Fund can be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of holding certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


  SUPPLEMENTAL DISCUSSION OF RISKS
     ASSOCIATED WITH THE FUND'S
 INVESTMENT POLICIES AND INVESTMENT
             TECHNIQUES

         The risks associated with the different types of securities in which the Fund may invest are described in the Prospectus under "Risks Associated With the Fund's Investment Policies and Investment Techniques." Additional
information   concerning   risks   associated  with  certain  of  a  Portfolio's
investments is set forth below. Each Portfolio of the Fund is permitted to invest in the same types of securities. Any reference to the term Fund in the following section is intended to include both Portfolios of the Fund.

         Eurodollar and Yankee Obligations. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

         Futures contracts. The Fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated as "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, GNMA-modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills.

         The Fund would purchase or sell futures contracts to attempt to protect the U.S. dollar-equivalent value of its securities from fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency. For example, if the Fund expected the value of a foreign currency to increase against the U.S. dollar, the Fund might enter into futures contracts for the sale of that currency. Such a sale would have much the same effect as selling an equivalent value of foreign currency. If the currency did increase, the value of the securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market". Each day the Fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

         Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investors' obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction.

         Although the Investment Adviser believes that use of such contracts and options thereon will benefit the Fund, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if the Fund had hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the Fund would lose part or all of the benefit of the increased value of its assets which it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may, but will not necessarily, be at increased prices which reflect the rising market. Consequently, the Fund may have to sell assets at a time when it may be disadvantageous to do so.

         The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that the Fund has sold and is unable to close out, the Fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

         Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

         Illiquid and Restricted Securities. Under the 1940 Act, the Fund may invest up to 15% of the value of its assets in illiquid assets. Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the Fund within seven days of the date a decision to sell them is made. Securities treated as illiquid assets include: over-the-counter options; repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days; loan participations; securities without readily available market quotations, including interests in private commingled investment vehicles in which the Fund might invest; and certain restricted securities. Iliiquid and restricted securities, including private placements, are generally subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers."

         The Board of Directors of the Fund may consider certain restricted securities (including but not limited to Rule 144A and Section 4(2) commercial paper) liquid if such securities meet specified criteria established by the Fund's Board of Directors. Due to the absence of an organized market for such securities, interim valuations of the market value of illiquid securities used in calculating Fund net asset values for purchases and redemptions can diverge substantially from their true value, notwithstanding the application of appraisal methods deemed appropriate and prudent by the Fund's Board and the Fund's independent accountants. Due to possible restrictions on the transferability of illiquid securities, forced liquidation of such securities to meet redemption requests could produce large losses. Although, the 1940 Act permits the Fund to invest up to 15% of its assets in these securities; the Investment Adviser does not anticipate investing over 5% of the Fund's assets in these securities.

         Mortgage and Other Asset-Backed Securities. Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables ("Securitized Assets") generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying Securitized Assets may default in their payments creating delays or loss of principal.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in assets underlying the related mortgage collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Some forms of asset-backed securities are relatively new forms of investments. Although the Fund will only invest in asset-backed securities that the Investment Adviser believes are liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.

         Options on Foreign Currencies. The Fund may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of its portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

         As in the case of other types of options, the benefit to the Fund deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

         Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

         Options on Securities. The Fund may also enter into closing sale transactions with respect to options it has purchased. A put option on a security grants the holder the right, but not the obligation, at a future date to sell the security to its counterparty at a predetermined price. Conversely, a call option on a security grants the holder the right, but not the obligation, to purchase at a future date the security underlying the option at a predetermined price.

         The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio or securities it intends to purchase. If the Fund purchased a put option and the value of the security in fact declined below the strike price of the option, the Fund would have the right to sell that security to its counterparty for the strike price (or realize the value of the option by entering into a closing transaction), and consequently would protect itself against any further decrease in the value of the security during the term of the option.

         Conversely, if the Investment Adviser anticipates that a security that it intends to acquire will increase in value, it might cause the Fund to purchase a call option on that security or securities similar to that security. If the value of the security does rise, the call option may wholly or partially offset the increased price of the security. As in the case of other types of options, however, the benefit to the Fund will be reduced by the amount of the premium paid to purchase the option and any related transaction costs. If, however, the value of the security fell instead of rose, the Fund would have foregone a portion of the benefit of the decreased price of the security in the amount of the option premium and the related transaction costs.

         The Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on securities. Options on securities indices are similar to options on securities except that the options reflect the change in price of a group of securities rather than an individual security and the exercise of options on securities indices are settled in cash rather than by delivery of the securities comprising the index underlying the option.

         Transactions by the Fund in options on securities and securities indices will be governed by the rules and regulations of the respective exchanges, boards of trade or other trading facilities on which the options are traded.

         Considerations Concerning Options. The writer of an option receives a premium which it retains regardless of whether the option is exercised. The purchaser of a call option has the right, for a specified period of time, to purchase the securities or currency subject to the option at a specified price (the "exercise price"). By writing a call option, the writer becomes obligated during the term of the option, upon exercise of the option, to sell the underlying securities or currency to the purchaser against receipt of the exercise price. The writer of a call option also loses the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

         Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of a put option is obligated during the term of the option, upon exercise of the option, to purchase securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price or U.S. dollar value, respectively.

         The Fund may purchase and sell both exchange-traded and OTC options. Currently, although many options on equity securities and options on currencies are exchange-traded, options on debt securities are primarily traded in the over-the-counter market. The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Options of the same series are options with respect to the same underlying security or currency, having the same expiration date and the same exercise price. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. For a number of reasons, a secondary market may not exist for options held by the Fund, or trading in such options might be limited or halted by the exchange on which the option is trading, in which case it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security or currency until the option expires or deliver the underlying security or currency upon exercise or otherwise cover its position.

         Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases OTC options, it relies on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Investment Adviser will only purchase options from dealers determined by the Investment Adviser to be creditworthy.

         Exchange-traded options generally have a continuous liquid market whereas OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. In the case of options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell the Fund security at a time when such a sale might be advantageous.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         The use of options to hedge the Fund's foreign currency-denominated portfolio, or to enhance return raises additional considerations. As described above, the Fund may, among other things, purchase call options on securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security or currency. If the market price does increase as anticipated, the Fund will benefit from that increase but only to the extent that the increase exceeds the premium paid and related transaction costs. If the anticipated rise does not occur or if it does not exceed the amount of the premium and related transaction costs, the Fund will bear the expense of the options without gaining an offsetting benefit. If the market price of the underlying currency or securities should fall instead of rise, the benefit the Fund obtains from purchasing the currency or securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

         The Fund also may purchase put options on currencies or portfolio securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives the Fund the right to sell the underlying currency or security at the put exercise price, regardless of a decline in the underlying currency's or security's market price below the exercise price. This right limits the Fund's losses from the currency's or security's possible decline in value below the exercise price of the option to the premium paid for the option and related transaction costs. If the market price of the currency or the Fund's securities should increase, however, the profit that the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs.

         The value of an option position will reflect, among other things, the current market price of the underlying currency or security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying currency or security and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of the Investment Adviser to forecast the direction of price fluctuations in the underlying currency or securities market.

         Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currency at the time the options are written. Options purchased by the Fund that expire unexercised have no value, and therefore a loss will be realized in the amount of the premium paid (and related transaction costs). If an option purchased by the Fund is in-the-money prior to its expiration date, unless the Fund exercises the option or enters into a closing transaction with respect to that position, the Fund will not realize any gain on its option position.

         The Fund's activities in the options market may result in higher portfolio turnover rates and additional brokerage costs. Nevertheless, the Fund may also save on commissions and transaction costs by hedging through such activities rather than buying or selling securities or foreign currencies in anticipation of market moves or foreign exchange rate fluctuations.

         Repurchase Agreements. The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.


      INVESTMENT RESTRICTIONS


The Fund has adopted the investment restrictions listed below relating to the investment of each Portfolio of the Fund's assets and its activities. These investment restrictions apply to each Portfolio of the Fund. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:
(1) borrow money, including entering into reverse repurchase agreements; (2) make loans except that it may enter into repurchase agreements; (3) issue senior securities; (4) purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, as explained above, and the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); (5) underwrite securities of other issuers; (6) invest in companies for the purpose of exercising control or management; (7) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate); or (8) purchase or sell physical commodities or related commodity contracts.


Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Fund's investment policies and limitations.


The Fund's investment policies (other than its investment objective) are not fundamental and may be changed by the Board of Directors of the Fund without the approval of shareholders.

         Illiquid Securities. The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it generally will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are illiquid or are not otherwise readily marketable. This investment policy applies to each Portfolio of the Fund. This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's or the Fund's shareholders. However, the Fund will not change or modify this policy prior to a change or modification by the Commission staff of its position.


         PORTFOLIO TURNOVER

         Each Portfolio of the Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving its investment objective. Although each Portfolio of the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 400% in normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Adviser, investment considerations warrant such actions. Higher portfolio turnover rates, such as rates in excess of 400%, and short-term trading involve correspondingly greater commission expenses and transactions costs. Further, high turnover rates, such as rates in excess of 400%, generate higher short-term capital gains. For a more detailed description of short-term capital gain treatment, please refer to the section entitled "Tax Considerations."

                                              PORTFOLIO TRANSACTIONS

         usually acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Each Portfolio of the Fund enters into financial futures and options contracts which normally involve brokerage commissions.

         The cost of executing transactions will consist primarily of dealer spreads. The spread is not included in the expenses of a Portfolio of the Fund and therefore is not subject to the expense cap described above under "Investment Adviser and Advisory Agreement"; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of each such transaction, will decrease the total return of the Fund. However, the Investment Adviser will buy one asset and sell another only if the Investment Adviser believes it is advantageous to do so after considering the effect of the additional custodial charges and the spread on a Portfolio's total return.

           All purchases and sales will be executed with major dealers and banks on a best net price basis. No trades will be executed with the Investment Adviser, their affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities.



         TAX CONSIDERATIONS

         The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

         Qualification as a Regulated Investment Company

Each active Portfolio has qualified, and intends to continue to qualify, to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC, a Portfolio must, among other things:
a.       derive at least 90% of its gross  income each taxable  year,  from
     dividends,  interest,  payments  (with    respect  to  securities   loans
     and  gains  from  the  sale  or  other  disposition of securities or
     foreign currencies)   or  other  income (including      gains      from
     options,   futures  or  forward contracts)   derived  from  its
     business   of    investing   in securities or foreign
     currencies  (the  "Qualifying  Income Requirement");

b. diversify its holdings so that, at the end of each quarter of the P ortfolio's taxable year:
     i)    at least 50% of the
Portfolio's asset market value is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and
       ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and
c. distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses).

The U.S. Treasury Department has the authority to promulgate regulations, pursuant to which, gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC's principal business of investing in stocks and securities would not be treated as qualifying income. To date, such regulations have not been promulgated.

If a Portfolio does not qualify as a RIC for any taxable year, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of :
a. 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis;
b. 98% of its capital gains in excess of capital losses, determined in general on an October 31 year-end basis; and any undistributed amounts  from previous years.




Each Portfolio intends to distribute all of its net income and gains each year. Each active Portfolio will monitor its compliance with all of the rules set forth in the preceding paragraph.


Distributions

Generally,   shareholders   will  be treated  as  if  the  Portfolio  had
distributed   income  and  gains  to them  and  they  reinvested  such amounts
in  Portfolio   shares--even  though no  cash   distributions  have  been
made    to     shareholders.     The distribution  of ordinary
income and net  realized  short-term Portfolio   capital  gains  will  be
taxable    to     shareholders    as ordinary  income.  Each  Portfolio's
distibution  of any  net long-term  capital gains  designated as capital gain dividends by the Portfolio will be taxable to the shareholders as long-term capital gain. This is the case regardless
of how long  they  have  held  their shares.    None   of   the   amounts
treated   as    distributed   to   a Portfolio's   shareholders  will  be
eligible    for    the     corporate dividends  received   deduction.   A
distribution   will  be  treated  as paid on  December  31 of the current calendar year, if the Portfolio:
a.       declares it during October, November or December, and
b.       the distribution has a record date in such a month, and
c. it is paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them in a calendar year in January of the following calendar year.




Sale of Shares
Upon the sale or other disposition of Portfolio shares, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of Fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.


Zero Coupon Securities A Portfolio's investment in zero coupon securities will result in Portfolio income, equal to a portion of the excess of the amortized face value of the securities over their issue price (the "original issue discount"), prior amortized value or purchased cost for each year that the securities are held. This is so, even though the Portfolio receives no cash interest payments during the holding period. This income is included when determining the amount of income the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of Federal income tax and the 4% excise tax.

Backup Withholding A Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio. The 31% rate applies to shareholders receiving redemption payments who:
a. fail to provide the Portfolio with their correct taxpayer identification number;
b.       fail to make required certifications,
c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.



Foreign Shareholders
A  foreign  shareholder,  qualifying as a  non-resident  alien, a foreign
trust     or     estate,     foreign corporation,        or       foreign
partnership ("foreign  shareholder")  may  have to pay U.S.
tax   depending   on   whether   the Portfolio   income  is  "effectively
connected"  with  a  U.S.  trade  or business carried on by the shareholders.


If    a    foreign     shareholder's Portfolio  income  is not  "effectively
connected"  with  a  U.S.  trade  or business,   the   distributions   of
investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate).


If    a    foreign     shareholder's Portfolio   income  is   effectively
connected   with  a  U.S.  trade  or business, then:
a.       distributions of investment company taxable income,
b.       capital gain dividends, and
c. any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. Federal income tax at the
graduated  rates applicable  to  U.S.   citizens  or domestic
corporations.     Such shareholders  may  also be  subject
to  the  branch  profits  tax  at a 30% rate.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio.

Other Taxes
A Portfolio may be subject to state, local or foreign taxes in any jurisdiction where the Portfolio is deemed to be doing business. In addition, Portfolio shareholders may be subject to state, local or foreign taxes on Portfolio distributions. In many states, Portfolio distributions derived from interest on certain U.S. Government obligations may be exempt from taxation. Shareholders should consult their own tax advisers concerning these matters.



      SHAREHOLDER INFORMATION

         Certificates representing shares of each Portfolio of the Fund will not be issued to shareholders. Investors Bank & Trust Company, the Fund's transfer agent (the "Transfer Agent"), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of a Portfolio's distributions.

         The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.). Neither the Fund, the Administrator, or the Transfer Agent will be responsible for the validity of written or telephonic requests.

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting the securities to cash.

                         SERVICE PROVIDERS


Custodian and Accounting Agent
Investors Bak & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is Cusdodian and Accounting Agent for the Fund.

Transfer and Dividend Disbursing Agent
Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is Transfer Agent for the shares of the Fund, and Dividend Disbursing Agent for the Fund.

Legal Counsel
Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112, is legal counsel for the Fund.

Independent Auditors
Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, is the independent auditor for the Fund. Ernst & Young LLP also renders accounting services to the Investment Adviser.



  ORGANIZATION AND DESCRIPTION OF
           CAPITAL STOCK

         The Fund was incorporated on August 4, 1997 as a Maryland corporation and is authorized to issue 2,500,000,000 shares of Common Stock, $0.001 par value. The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. All shares of a class of the Fund, when duly issued, will be fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description is subject to the provisions contained in the Fund's Articles of Incorporation and By-laws.

         The Board of Directors is authorized to reclassify and issue any unissued shares of the Fund without shareholder approval. Accordingly, in the future, the Directors may create additional series of portfolios with different investment objectives, policies and restrictions. Any issuance of shares of another series would be governed by the 1940 Act and Maryland law.

         The Fund also issues another class of shares which may have different operating and other expenses. For more information about other classes of the Fund's shares, investors should contact the Distributor at the address or phone number set forth on the cover of this Statement of Additional Information.



  CALCULATION OF PERFORMANCE DATA

         Each Portfolio may, from time to time, include the yield and total return in reports to shareholders or prospective investors. Quotations of yield for a Portfolio will be based on all investment income per share during a particular 30-day
(or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum, offering price per share on the last day of the period, according to the following formula which is prescribed by the
Commission:

                                           YIELD = 2[( a - b + 1)6 - 1]
                           cd

Where         a =      dividends and interest earned during the period,
              b =      expenses accrued for the period (net of reimbursements),
              c =      the average  daily  number of Shares of the Fund
                       outstanding  during he period
                       that were entitled to receive dividends, and
              d =      the maximum offering price per share on the last
                       day of the period.

                  Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the SEC:

                                                   P(1 + T)n = ERV

Where                      P =      a hypothetical initial payment of $1,000,
                           T =      the average annual total return,
                           n =      the number of years, and
                                ERV   =the   ending   redeemable   value   of  a
hypothetical $1,000 payment made at the beginning of the period.

                  All total return figures assume that all dividends are reinvested when paid.

    QUALITY RATING DESCRIPTIONS

Standard & Poors Corporation

         AAA.  Bonds  rated AAA are highest  grade  debt   obligations.
This rating indicates an extremely strong capacity to pay principal and interest.

         AA.  Bonds  rated  AA also qualify as high-quality
obligations.    Capacity   to   pay principal   and  interest  is  very
strong,  and  in  the  majority  of instances   they  differ  from  AAA
issues only in small degree.

         A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

         The ratings AA to D may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Municipal notes issued since July 29, 1984 are designated "SP-1", "SP-2", and "SP-3". The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics.

         A-1. Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

         A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc.

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa.   Baa   rated   bonds are considered  medium-grade
obligations,    i.e.,    they   are neither   highly    protected   nor
poorly      secured.       Interest payments  and  principal   security
appear  adequate  for the  present, but  certain  protective   elements
may   be    lacking   or   may   be characteristically       unreliable
over  any  great  length  of  time. Such   bonds    lack    outstanding
investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

         MIG-1. Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

         P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

         P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

Thomson Bankwatch, Inc.

         A. Company possess an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

         A/B. Company is financially   very   solid   with  a
favorable   track   record   and  no readily   apparent   weakness.   Its
overall  risk  profile,  while  low, is  not   quite  as   favorable   as
companies  in  the  highest   rating category.

IBCA Limited

         A1. Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus sign is added to those issues determined to possess the highest capacity for timely payment.